EXHIBIT 10.1

                              AMENDED AND RESTATED

                                REVOLVING CREDIT

                                       AND

                               SECURITY AGREEMENT



                         PNC BANK, NATIONAL ASSOCIATION
                                   (AS AGENT)

                                       AND

                             RVSI INVESTORS, L.L.C.
                                   (AS LENDER)



                                      WITH



                          ROBOTIC VISION SYSTEMS, INC.
                                  (AS BORROWER)







                                NOVEMBER 26, 2003



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                                                                           PAGE
                                TABLE OF CONTENTS



I.       DEFINITIONS.........................................................1
         1.1      Accounting Terms...........................................1
         1.2      General Terms..............................................1
         1.3      Uniform Commercial Code Terms.............................19
         1.4      Certain Matters of Construction...........................19

II.      REVOLVING ADVANCES, PAYMENTS.......................................19
         2.1      Non-Guaranteed Revolving Advances.........................19
         2.2      Export-Related Revolving Advances.........................20
         2.3      Procedure for Borrowing Revolving Advances................21
         2.4      Disbursement of Revolving Advance Proceeds................22
         2.5      Maximum Revolving Advances................................22
         2.6      Repayment of Revolving Advances...........................22
         2.7      Repayment of Excess Revolving Advances....................23
         2.8      Statement of Account......................................23
         2.9      Letters of Credit.........................................23
         2.10     Issuance of Letters of Credit.............................24
         2.11     Requirements For Issuance of Letters of Credit............25
         2.12     Additional Payments.......................................26
         2.13     Manner of Borrowing and Payment...........................26
         2.14     Reductions of the Revolving Credit; Optional Prepayments;
                  Mandatory Prepayments.....................................28
         2.15     Use of Proceeds...........................................29
         2.16     Defaulting Lender.........................................29
         2.17     Tax Withholding Clause....................................30

III.     INTEREST AND FEES..................................................31
         3.1      Interest..................................................31
         3.2      Fees......................................................31
         3.3      Computation of Interest and Fees..........................33
         3.4      Maximum Charges...........................................33
         3.5      Increased Costs...........................................34
         3.6      Funding Losses............................................34

IV.      COLLATERAL:  GENERAL TERMS.........................................35
         4.1      Security Interest in the Collateral.......................35
         4.2      Perfection of Security Interest...........................35
         4.3      Disposition of Collateral.................................36
         4.4      Preservation of Collateral................................36
         4.5      Ownership of Collateral...................................36
         4.6      Defense of Agent's and Lenders' Interests.................37
         4.7      Books and Records.........................................37
         4.8      Financial Disclosure......................................37
         4.9      Compliance with Laws......................................38
         4.10     Inspection of Premises....................................38
         4.11     Insurance.................................................38
         4.12     Failure to Pay Insurance..................................39
         4.13     Payment of Taxes..........................................39
         4.14     Payment of Leasehold Obligations..........................40
         4.15     Receivables...............................................40
         4.16     Inventory.................................................42
         4.17     Maintenance of Equipment..................................43
         4.18     Exculpation of Liability..................................43
         4.19     Environmental Matters.....................................43
         4.20     Financing Statements......................................45

V.       REPRESENTATIONS AND WARRANTIES.....................................45
         5.1      Authority.................................................45
         5.2      Formation, Capital Structure and Qualification............46
         5.3      Survival of Representations and Warranties................47
         5.4      Tax Returns...............................................47
         5.5      Financial Statements......................................47
         5.6      Corporate Name............................................47
         5.7      O.S.H.A. and Environmental Compliance.....................48
         5.8      Solvency; No Litigation, Violation, Indebtedness or
                  Default...................................................48
         5.9      Patents, Trademarks, Copyrights and Licenses..............49
         5.10     Licenses and Permits......................................50
         5.11     Default of Indebtedness...................................50
         5.12     Intentionally Omitted.....................................50
         5.13     No Burdensome Restrictions................................50
         5.14     No Labor Disputes.........................................50
         5.15     Margin Regulations........................................51
         5.16     Investment Company Act....................................51
         5.17     Disclosure................................................51
         5.18     Hedge Agreement...........................................51
         5.19     Conflicting Agreements....................................51
         5.20     Application of Certain Laws and Regulations...............51
         5.21     Business and Property of Borrower.........................51
         5.22     Section 20 Subsidiaries...................................51

VI.      AFFIRMATIVE COVENANTS..............................................52
         6.1      Payment of Fees...........................................52
         6.2      Conduct of Business and Maintenance of Existence and
                  Assets....................................................52
         6.3      Violations................................................52
         6.4      Government Receivables....................................52
         6.5      Net Worth.................................................52
         6.6      Fixed Charge Coverage Ratio...............................53
         6.7      Execution of Supplemental Instruments.....................53
         6.8      Payment of Indebtedness...................................53
         6.9      Standards of Financial Statements.........................53
         6.10     Further Assurances........................................54
         6.11     Keeping of Books and Records..............................54
         6.12     Bank Accounts.............................................54
         6.13     Filing of Certificate of Amendment........................54

VII.     NEGATIVE COVENANTS.................................................55
         7.1      Merger, Consolidation, Acquisition and Sale of Assets.....55
         7.2      Creation of Liens.........................................55
         7.3      Guarantees................................................55
         7.4      Investments...............................................55
         7.5      Loans.....................................................55
         7.6      Capital Expenditures......................................56
         7.7      Dividends.................................................56
         7.8      Indebtedness..............................................56
         7.9      Nature of Business........................................56
         7.10     Transactions with Affiliates..............................56
         7.11     Leases....................................................56
         7.12     Subsidiaries..............................................57
         7.13     Fiscal Year and Accounting Changes........................57
         7.14     Pledge of Credit..........................................57
         7.15     Amendment of Articles of Incorporation, By-Laws...........57
         7.16     Compliance with ERISA.....................................57
         7.17     Prepayment of Indebtedness................................58

VIII.    CONDITIONS PRECEDENT...............................................58
         8.1      Conditions to Initial Revolving Advances..................58
         8.2      Conditions to Each Revolving Advance......................61

IX.      INFORMATION AS TO Borrower.........................................62
         9.1      Disclosure of Material Matters............................62
         9.2      Schedules.................................................62
         9.3      Environmental Reports.....................................62
         9.4      Litigation................................................62
         9.5      Material Occurrences......................................63
         9.6      Government Receivables....................................63
         9.7      Annual Financial Statements...............................63
         9.8      Monthly Financial Statements..............................63
         9.9      Other Reports.............................................64
         9.10     Additional Information....................................64
         9.11     Projected Operating Budget................................64
         9.12     Variances From Operating Budget...........................64
         9.13     Notice of Suits, Adverse Events...........................64
         9.14     ERISA Notices and Requests................................65
         9.15     Additional Documents......................................65
         9.16     Intellectual Property Reports.............................65
         9.17     Annual Tax Returns........................................66

X.       EVENTS OF DEFAULT..................................................66

XI.      LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT.........................68
         11.1     Rights and Remedies.......................................68
         11.2     Agent's Discretion........................................69
         11.3     Setoff....................................................69
         11.4     Rights and Remedies not Exclusive.........................69
         11.5     Allocation of Payments After Event of Default.............69

XII.     WAIVERS AND JUDICIAL PROCEEDINGS...................................70
         12.1     Waiver of Notice..........................................70
         12.2     Delay.....................................................71
         12.3     Jury Waiver...............................................71

XIII.    EFFECTIVE DATE AND TERMINATION.....................................71
         13.1     Term......................................................71
         13.2     Termination...............................................71

XIV.     REGARDING AGENT....................................................72
         14.1     Appointment...............................................72
         14.2     Nature of Duties..........................................72
         14.3     Lack of Reliance on Agent and Resignation.................72
         14.4     Certain Rights of Agent...................................73
         14.5     Reliance..................................................73
         14.6     Notice of Default.........................................74
         14.7     Indemnification...........................................74
         14.8     Agent in its Individual Capacity..........................74
         14.9     Delivery of Documents.....................................74
         14.10    Borrower's Undertaking to Agent...........................74
         14.11    Amendment of Article 14...................................75
         14.12    Agent's Duties Relating to EXIM Bank Agreements...........75

XV.      MISCELLANEOUS......................................................75
         15.1     Governing Law.............................................75
         15.2     Entire Understanding......................................75
         15.3     Successors and Assigns; Participations; New Lenders.......77
         15.4     Waiver of Subrogation.....................................79
         15.5     Application of Payments...................................79
         15.6     Indemnity.................................................80
         15.7     Notice....................................................80
         15.8     Survival..................................................82
         15.9     Severability..............................................82
         15.10    Expenses..................................................82
         15.11    Injunctive Relief.........................................82
         15.12    Consequential Damages.....................................82
         15.13    Captions..................................................83
         15.14    Counterparts; Telecopied Signatures.......................83
         15.15    Construction..............................................83
         15.16    Confidentiality; Sharing Information......................83
         15.17    Publicity.................................................84
         15.18    EXIM Bank Borrower Agreement..............................84
         15.19    Pledge Agreement..........................................84
         15.20    Anti-Terrorism Laws.......................................84
         15.21    No Reliance on Agent's Customer Identification Program....85
         15.22    Certifications From Lenders and Participants regarding
                  USA Patriot Act...........................................86
         15.23    Tax Shelter Regulations...................................86
         15.24    Tax Shelter Provisions....................................86

                              AMENDED AND RESTATED
                                REVOLVING CREDIT
                                       AND
                               SECURITY AGREEMENT


     This Amended and Restated Revolving Credit and Security Agreement (this "Agreement") dated as of November 26, 2003 by and among Robotic Vision Systems, Inc., a corporation organized under the laws of the State of Delaware ("Borrower"), RVSI Investors, L.L.C., a Delaware limited liability company ("RI") and the other lenders which are now or which hereafter become a party hereto (collectively, "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, "Agent").

     Borrower, CiMatrix LLC ("CiMatrix"), Acuity Imaging LLC ("Acuity"), Systemation Engineered Products, Inc. ("Systemation"), Vanguard Automation, Inc. ("Vanguard"), Northeast Robotics LLC ("Northeast Robotics"), certain Lenders (as such term is defined in the hereinafter referenced Prior Credit Agreement) and PNC, as agent for Lenders, previously entered into a Revolving Credit and Security Agreement dated as of April 28, 2000 (as same was amended from time to time, the "Prior Credit Agreement") pursuant to which Lenders extended financing as described therein.

     On October 1, 2000, each of CiMatrix, Acuity, Systemation, Vanguard and Northeast Robotics merged with and into Borrower under the name of "Robotic Vision Systems, Inc.".

     Agent, Lenders and Borrower have agreed to amend and restate the terms of the Prior Credit Agreement as set forth herein.

     IN CONSIDERATION of the mutual covenants and undertakings herein contained, Borrower, Lenders and Agent hereby agree as follows:

                                 I. DEFINITIONS

     1.1  ACCOUNTING  TERMS.  As  used  in  this  Agreement,  any of  the  Other
Documents, or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP; provided, however, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP as applied in preparation of the audited financial statements of Borrower for the fiscal year ended September 30, 2002.

     1.2 GENERAL TERMS. For purposes of this Agreement the following terms shall have the following meanings:

     "Accountants" shall have the meaning set forth in Section 9.7 hereof.

     "Advance Rates" shall have the meaning set forth in Section 2.2(a) hereof.

     "Affiliate" of any Person shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person,
(ii) of any Subsidiary of such Person or (iii) of any Person described in clause
(a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" shall have the meaning set forth in the preamble to this Agreement and shall include its successors and assigns.

     "Aggregate  Capitalized  Interest"  shall  have the  meaning  set  forth in
Section 3.1.

     "Anti-Terrorism Laws" shall mean any laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department's Office of Foreign Asset Control (as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced).

     "Authority" shall have the meaning set forth in Section 4.19(d).

     "Benefited Lender" shall have the meaning set forth in Section 2.13(d).

     "Blocked Accounts" shall have the meaning set forth in Section 4.15(h).

     "Blocked Person" shall have the meaning assigned to such term in Section 15.20.

     "Borrower" shall mean Robotic Vision Systems, Inc.

     "Borrowing Base Certificate" shall mean a certificate duly executed by an officer of Borrower appropriately completed and in substantially the form of EXHIBIT A hereto.

     "Borrower on a consolidated basis" shall mean the consolidation of accounts and liabilities of Borrower and its Subsidiaries in accordance with GAAP.

     "Borrower's Account" shall have the meaning set forth in Section 2.8.

     "Business Day" shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in East Brunswick, New Jersey.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq.

     "Certificate of Amendment" shall mean Borrower's Certificate of Amendment of Restated Certificate of Incorporation in the form of EXHIBIT B attached hereto.

     "Change of Control" means the occurrence of any of the following events:

          (a) any person or group shall have become the beneficial owner of voting shares entitled to exercise more than 20% of the total voting power of all outstanding voting shares of Borrower (including any voting shares which are not then outstanding of which such person or group is deemed the beneficial owner); or

          (b) a change in the composition of the Managing Person of Borrower shall have occurred in which the individuals who constituted the Managing Person of Borrower at the Closing Date (together with any other director whose election by the Managing Person of Borrower or whose nomination for election by the shareholders of Borrower was approved by a vote of at least a majority of the members of such Managing Person then in office who either were members of such Managing Person on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Managing Person then in office.

     For purposes of this definition (i) the terms "person" and "group" shall have the respective meanings ascribed thereto in Sections 13(d) and 14(d) (2) of the Exchange Act, (ii) the term "beneficial owner" shall have the meaning ascribed thereto in Rule 13d-3 under the Exchange Act and (iii) the term "voting shares" shall mean all outstanding shares of any class or classes (however designated) of capital stock of Borrower entitled to vote generally in the election of members of the Managing Person thereof.

     "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund), upon the Collateral, Borrower or any of its Affiliates.

     "Closing Date" shall mean November 26, 2003.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

     "Collateral" shall mean and include all property and rights in property in which a security interest is granted to Agent on behalf of itself and Lenders in this Agreement or in any of the Other Documents, including, without limitation, the following:

          (a) all Receivables;

          (b) all Equipment;

          (c) all General Intangibles;

          (d) all Inventory;

          (e) all Investment Property;

          (f) all Real Property;

          (g) all Subsidiary Stock (subject to the limitations in Section 6.10 hereof);

          (h) all of Borrower's right, title and interest in and to (i) its goods and other property including, but not limited to, all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of Borrower's contract rights, rights of payment which have been earned under a contract right, instruments, documents, chattel paper, warehouse receipts, deposit accounts and money; (vi) if and when obtained by Borrower, all rights of Borrower in real and personal property of third parties in which Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (vii) any other goods, personal property or real property now owned or hereafter acquired in which Borrower has expressly granted a security interest or may in the future grant a security interest to Agent hereunder, or in any amendment or supplement hereto or thereto, or under any other agreement between Agent and Borrower;

          (i) all of Borrower's ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to any of the assets or property described in this definition;

          (j) all of the collateral referred to in the Other Documents and all other property and assets that is intended to be subject to any lien in favor of Agent for the benefit of Lenders; and

          (k) all proceeds and products of any of the assets and property described in this definition in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments, investment property and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

     "Commitment Percentage" of any Lender shall mean the percentage set forth below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to Section 15.3(b) hereof.

     "Commitment  Transfer  Supplement"  shall  mean a  document  in the form of
EXHIBIT 15.3 hereto, properly completed and otherwise in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Revolving Advances under this Agreement.

     "Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on Borrower's business, including, without limitation, any Consents required under all applicable foreign, federal, state or other applicable law.

     "Consolidated Net Income" shall mean the net income (or deficit) from operations of Borrower, after taxes, determined in accordance with GAAP.

     "Contract Rate" shall mean, as applicable, the Non-Guaranteed Advances Interest Rate or the Export-Related Advances Interest Rate.

     "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.

     "Costa Subordination Agreement" shall mean the Subordination Agreement dated April 11, 2003 by and among Borrower, Pat V. Costa and Middlefield Ventures, Inc.

     "Current Assets" at a particular date, shall mean all cash, cash equivalents, accounts and inventory of Borrower on a consolidated basis and all other items which would, in conformity with GAAP, be included under current assets on a balance sheet of Borrower on a consolidated basis as at such date; provided, however, that such amounts shall not include (a) any amounts for any Indebtedness owing by an Affiliate of Borrower, unless such Indebtedness arose in connection with the sale of goods or rendition of services in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP or (b) any shares of stock issued by an Affiliate of Borrower.

     "Current Liabilities" at a particular date, shall mean all amounts which would, in conformity with GAAP, be included under current liabilities on a balance sheet of Borrower on a consolidated basis, as at such date, but in any event including, without limitation, the amounts of (a) all Indebtedness of Borrower on a consolidated basis payable on demand, or, at the option of the Person to whom such Indebtedness is owed, not more than twelve (12) months after such date, (b) any payments in respect of any Indebtedness of Borrower (whether installment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve (12) months after such date, (c) all reserves in respect of liabilities or Indebtedness payable on demand or, at the option of the Person to whom such Indebtedness is owed, not more than twelve (12) months after such date, the validity of which is not contested at such date, and (d) all accruals for federal or other taxes measured by income payable within a twelve (12) month period.

     "Customer" shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with Borrower, pursuant to which Borrower is to deliver any personal property or perform any services.

     "Customs" shall have the meaning set forth in Section 2.11(c).

     "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

     "Default Rate" shall mean the then applicable Contract Rate PLUS two percent (%).

     "Defaulting Lender" shall have the meaning set forth in Section 2.16(a) hereof.

     "Depository Accounts" shall have the meaning set forth in Section 4.15(h) hereof.

     "Documents" shall mean this Agreement, the Other Documents and any other agreement, document or instrument issued pursuant or in connection with any of the foregoing and in each case as amended, restated, supplemented or otherwise modified from time to time.

     "Dollar" and the sign "$" shall mean lawful money of the United States of America.

     "Earnings  Before  Interest and Taxes" shall mean for any period the sum of
(i) net income (or loss) of Borrower on a consolidated basis for such period (excluding extraordinary gains and losses), plus (ii) all interest expense of Borrower on a consolidated basis for such period, plus (iii) all charges against income of Borrower on a consolidated basis for such period for federal, state and local taxes actually paid.

     "EBITDA" shall mean for any period the sum of (i) Earnings Before Interest and Taxes for such period plus (ii) depreciation expenses for such period, plus
(iii) amortization expenses for such period plus (iv) other non-cash charges (including, without limitation, non-cash charges in connection with the granting of options, warrants or other equity interests and any write-off of deferred financing costs existing as of the Closing Date but excluding write-offs of Inventory to the extent such write-offs are deemed to be non-cash charges or Inventory reserves).

     "EGI" shall mean EGI-FUND (02-04) INVESTORS, L.L.C.

     "Eligible Foreign Credit Insurance Backed Receivables" shall mean and include each Receivable of Borrower arising in the ordinary course of Borrower's business that is supported by foreign credit insurance. For purposes under this definition, a Receivable shall not be deemed eligible unless such Receivable (i) is subject to Agent's first priority perfected security interest and no other Lien (other than Permitted Encumbrances), (ii) is evidenced by an invoice or other documentary evidence satisfactory to Agent, and (iii) is satisfactory to Agent and EXIM Bank in all other respects.

     "Eligible Receivables" shall mean and include with respect to Borrower, each Receivable of Borrower arising in the ordinary course of Borrower's business. A Receivable shall not be deemed eligible unless such Receivable is subject to Agent's first priority perfected security interest and no other Lien (other than Permitted Encumbrances), and is evidenced by an invoice or other documentary evidence satisfactory to Agent. In addition, no Receivable shall be an Eligible Receivable if:

          (a) it arises out of a sale made by Borrower to an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower;

          (b) it is due or unpaid more than one hundred twenty (120) days after the original invoice date or is more than sixty (60) days past the applicable due date;

          (c) fifty percent (50%) or more of the Receivables from such Customer are not deemed Eligible Receivables hereunder;

          (d) any covenant, representation or warranty contained in this Agreement or Other Document with respect to such Receivable has been breached in any material respect;

          (e) the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

          (f) the sale is to a Customer outside the United States of America, unless the sale is on letter of credit, guaranty, foreign credit insurance, or acceptance terms, in each case acceptable to Agent in its sole discretion or such Receivable constitutes an EXIM Bank Guaranteed Receivable;

          (g) the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

          (h) Agent believes, in its reasonable judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

          (i) the Customer is the United States of America, any state within the United States of America or any department, agency or instrumentality of any of them, unless Borrower assigns its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.) or has otherwise complied with other applicable statutes or ordinances;

          (j) the goods giving rise to such Receivable have not been shipped to the Customer or the services giving rise to such Receivable have not been performed by Borrower or the Receivable otherwise does not represent a final sale;

          (k) the Receivable is owing from any Customer that is also a creditor or supplier of Borrower unless such Customer has waived all rights of set off in a manner acceptable to Agent;

          (l) the Receivable is owing from any Customer (other than Intel Corporation and its Affiliates) that is also a creditor or supplier of Borrower who has not waived its rights of set off, and the amount of Eligible Receivables from all such Customers exceeds $250,000; provided, however, that any portion of any such Receivable which is not subject to any offset, deduction, defense, dispute or counterclaim and otherwise qualifies as an Eligible Receivable hereunder will not be excluded from eligibility;

          (m) except for Receivables which are Eligible Receivables pursuant to paragraphs (k) and (l) above, the Receivable is subject to any offset, deduction, defense, dispute, counterclaim, or the Receivable is contingent in any respect or for any reason;

          (n) Borrower has made any agreement with any Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

          (o) any return, rejection or repossession of the merchandise has occurred or the rendition of services has been disputed;

          (p) such Receivable is not payable to Borrower; or

          (q) such Receivable is owing from any Person from which an aggregate amount of more than 50% of the Receivables owing are (i) more than sixty
     (60) days past due or (ii) in dispute.

     "Environmental Complaint" shall have the meaning set forth in Section 4.19(d) hereof.

     "Environmental Laws" shall mean all foreign, federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

     "Equipment" shall mean and include all of Borrower's goods (other than Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

     "Event of Default" shall mean the occurrence of any of the events set forth in Article X hereof.

     "Executive Order No. 13224" shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

     "EXIM Bank" shall mean the Export-Import Bank of the United States.

     "EXIM Bank Agreements" shall mean the EXIM Bank Borrower Agreement, the EXIM Bank Guarantee, the EXIM Bank Loan Authorization Notice and the EXIM Bank Delegated Authority Letter Agreement.

     "EXIM Bank Borrower Agreement" shall mean that certain Borrower Agreement dated as of April 28, 2000 by and between Borrower and Agent, with (i) certain waiver letters from EXIM Bank dated February 7, 2000, March 14, 2000, December 26, 2001, January 21, 2003, January 23, 2003, March 28, 2003, May 6, 2003, May
20,  2003,  August 21, 2003,  September  4, 2003 and October 29, 2003,  and (ii)
Extension and Waiver Letter dated November 24, 2003, as may be amended, restated, supplemented or otherwise modified from time to time.

     "EXIM  Bank  Delegated  Authority   Agreement"  shall  mean  the  Delegated
Authority Letter Agreement No. PA-DA-99-006.

     "EXIM Bank Guarantee" shall have the meaning set forth in Section 8.1(b).

     "EXIM Bank Guaranteed Inventory" shall mean the Eligible Export-Related Inventory as such term is defined in the EXIM Bank Borrower Agreement.

     "EXIM Bank Guaranteed Receivables" shall mean Eligible Export-Related Accounts Receivable as such term is defined in the EXIM Bank Borrower Agreement.

     "EXIM Bank Loan Authorization Notice" shall mean the Loan Authorization Notice dated December 26, 2001.

     "EXIM Receivables Advance Rate" shall have the meaning set forth in Section 2.2(a)(ii) hereof.

     "Export-Related Advances Interest Rate" shall mean shall mean an interest rate per annum equal to seven percent (7%).

     "Export-Related Availability" shall mean the amount (if a positive number) by which (x) the lesser of (i) Maximum Export-Related Revolving Advance Amount or (ii) the Export-Related Formula Amount, exceeds (y) the sum of (i) the aggregate balance of Export-Related Revolving Advances then outstanding and (ii) the outstanding Export-Related Letter of Credit Usage.

     "Export-Related Formula Amount" shall have the meaning set forth in Section 2.2(a).

     "Export-Related Letter of Credit Usage" shall mean the Letter of Credit Usage attributable to Export-Related Letters of Credit plus a reserve in an amount equal to at least twenty five percent (25%) of the outstanding face amount of all Export-Related Letters of Credit.

     "Export-Related  Letter of  Credit"  shall  have the  meaning  set forth in
Section 2.9.

     "Export-Related  Revolving  Advances"  shall mean advances made pursuant to
Section 2.2 hereof.

     "Export-Related Revolving Notes" shall mean, collectively, the promissory notes referred to in Section 2.2 hereof.

     "Fixed Charge Coverage Ratio" shall mean and include, with respect to any fiscal period, the ratio of (a) EBITDA to (b) the sum of (i) all Senior Debt Payments and Subordinated Debt Payments (excluding principal payments) made during such period PLUS (ii) capitalized expenditures made during such period, PLUS (iii) capitalized software development costs for such period, plus (iv) income taxes paid for such period .

     "Foreign Credit Insurance Backed Receivables Advance Rate" shall have the meaning set forth in Section 2.2(a)(iii) hereof.

     "Foreign Subsidiary Pledge Agreement" shall mean the Pledge Agreement dated as of even date herewith from Borrower to Agent on behalf of Lenders substantially in the form of EXHIBIT E hereto, pursuant to which Borrower has pledged to Agent sixty five percent (65%) of all of the capital stock or other equity interests in RVSI Europe (Holdings) Ltd. to secure the Obligations, as the same may be modified, amended or supplemented from time to time.

     "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time subject to Section 1.1 hereof.

     "General  Intangibles"  shall  mean  and  include  all  Borrower's  general intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, service marks, trade secrets, goodwill, copyrights, design rights, software, computer information, source codes, codes, records and data, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by a Customer all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

     "Governmental Body" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising the legislative,
judicial,   regulatory  or  administrative  functions  of  or  pertaining  to  a government.

     "Hazardous Discharge" shall have the meaning set forth in Section 4.19(d) hereof.

     "Hazardous Substance" shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or Toxic Substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), RCRA, Articles 15 and 27 of the New York State Environmental Conservation Law or any other applicable Environmental Law and in the regulations adopted pursuant thereto, but excluding those substances or materials used in commercially reasonable quantities in the ordinary course of Borrower's business and in compliance with Environmental Laws.

     "Hazardous Wastes" shall mean all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable foreign, federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

     "Hedge Agreements" shall mean any interest rate swap, cap or collar arrangement or any other derivative product customarily offered by banks or other financial institutions to their customers in order to reduce the exposure of such customers to interest rate fluctuations.

     "Indebtedness" of a Person at a particular date shall mean all obligations of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct, contingent or guaranteed, and all premiums and other amounts, if any, which are currently due with respect to such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

     "Ineligible Security" shall mean any security which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

     "Intel Subordination Agreement" shall mean the Subordination, Forbearance and Waiver of Offset Rights Agreement by and among Agent, Borrower, Intel Corp., Middlefield Ventures, Inc. and Pat V. Costa dated as of April 11, 2003.

     "Intellectual Property Security Agreement" shall mean the Intellectual Property Security Agreement dated as of April 28, 2000 by and among Agent, on behalf of Lenders, and Borrower as amended, supplemented and modified from time to time.

     "Inter-Company Note" shall have the meaning set forth in Section 6.11.

     "Investments" shall have the meaning set forth in Section 7.4.

     "Inventory" shall mean and include all of Borrower's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

     "Inventory Advance Rate" shall have the meaning set forth in Section 2.2(a)(i) hereof.

     "Investment Property" shall mean and include as to Borrower, all of Borrower's now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities contracts and commodities accounts.

     "Issuer" shall mean the entity that issues any Letter of Credit pursuant to the terms of this Agreement.

     "Lender" and "Lenders" shall have the meaning ascribed to such term in the preamble to this Agreement and shall include each Person which becomes a transferee, successor or assign of any Lender.

     "Letter of Credit Application" shall have the meaning set forth in Section 2.10.

     "Letters of Credit" shall have the meaning set forth in Section 2.9.

     "Letter of Credit Fees" shall have the meaning set forth in Section 3.2(a).

     "Letter of Credit Usage" shall mean at any time the sum of (i) the aggregate maximum amount available to be drawn under the Letters of Credit then outstanding, assuming compliance with all requirements for drawing referred to therein, and (ii) the aggregate amount of Borrower's unpaid obligations under this Agreement in respect of the Letters of Credit, including, without limitation, all unreimbursed reimbursement obligations arising from disbursements made or obligations incurred with respect to the Letters of Credit.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), Charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any easement, right of way or other encumbrance relating to real property, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

     "Line of Business" shall mean, collectively the design, manufacture, marketing, sale and services related to (w) automated one-dimensional, two-dimensional and three-dimensional machine vision-based products and systems for inspection, measurement and identification, including advanced electro-optical sensor technology and lighting systems, (x) ball grid array and chip scale packaging equipment and tape-and-reel component processing systems for the semiconductor and connector industries, (y) data collection and distribution products and services and (z) businesses and activities which are ancillary or reasonably related or necessary to the foregoing.

     "Managing Person" shall mean with respect to any Person that is (i) a corporation, its board of directors, (ii) a limited liability company, its board of control, managing member or members, (iii) a limited partnership, its general partner, (iv) a general partnership or a limited liability partnership, its managing partner or executive committee or (v) any other Person, the managing body thereof or other Person analogous to the foregoing.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the condition, operations, assets or business of the applicable Person or Persons,
(b) the ability of Borrower to pay the Obligations in accordance with the terms thereof, (c) the value of the Collateral, or Agent's Liens on the Collateral or the priority of any such Lien or (d) the practical realization of the benefits of Agent's and each Lender's rights and remedies under this Agreement and the Other Documents.

     "Maximum Loan Amount" shall mean $13,000,000 plus the unpaid amount of the Aggregate Capitalized Interest, if any, less the amount of any permanent reductions of the Maximum Non-Guaranteed Revolving Advance Amount or the Maximum Export-Related Revolving Advance Amount pursuant to Section 2.14 hereof.

     "Maximum Export-Related Revolving Advance Amount" at any time shall mean $10,000,000 less the then outstanding Export-Related Letter of Credit Usage, subject to the permanent reductions to the Maximum Export-Related Revolving Advance Amount pursuant to Section 2.14 hereof.

     "Maximum Non-Guaranteed Revolving Advance Amount" at any time shall mean $3,000,000 plus the unpaid amount of the Aggregate Capitalized Interest, if any, less the then outstanding Non-Guaranteed Letter of Credit Usage, subject to the permanent reductions to the Maximum Non-Guaranteed Revolving Advance Amount pursuant to Section 2.14 hereof.

     "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Sections 3(37) and 4001(a)(3) of ERISA.

     "Net Worth" at a particular date, shall mean the aggregate amount of all assets of Borrower and its Subsidiaries on a consolidated basis as may properly be classified as such in accordance with GAAP consistently applied and such other assets as are properly classified as "intangible assets", less (b) the aggregate amount of all Indebtedness of Borrower and its Subsidiaries on a consolidated basis.

     "Non-Defaulting  Lenders"  shall  have the  meaning  set  forth in  Section
2.16(b).

     "Non-Guaranteed Advances Interest Rate" shall mean an interest rate per annum equal to seventeen percent (17%).

     "Non-Guaranteed Formula Amount" shall have the meaning set forth in Section 2.1(a).

     "Non-Guaranteed Letter of Credit Usage" shall mean the Letter of Credit Usage attributable to Non-Guaranteed Letters of Credit.

     "Non-Guaranteed  Letter of  Credit"  shall  have the  meaning  set forth in
Section 2.9.

     "Non-Guaranteed  Revolving  Advances"  shall mean advances made pursuant to
Section 2.1(a) hereof.

     "Non-Guaranteed Revolving Notes" shall mean, collectively, the promissory notes referred to in Section 2.1(a) hereof.

     "Notice" shall have the meaning set forth in Section 15.7.

     "Obligations" shall mean and include any and all loans, advances, debts, liabilities, obligations, covenants and duties owing by Borrower to Lenders or Agent or to any other direct or indirect subsidiary or affiliate of Agent or any Lender of any kind or nature, present or future (including, without limitation, any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with the transactions contemplated by this Agreement, the Other Documents, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, and including any and all of Borrower's Indebtedness and/or liabilities under this Agreement, the Other Documents or under any other agreement between Agent or Lenders and Borrower in connection therewith (including without limitation under any cash management or cash dominion arrangement) and any amendments, extensions, renewals or increases and all costs and expenses of Agent and any Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses and all obligations of Borrower to Agent or Lenders to perform acts or refrain from taking any action.

     "Other Documents" shall mean the Revolving Notes, each Letter of Credit and Letter of Credit Application, the Warrant Letter, the Registration Rights Agreement, the Foreign Subsidiary Pledge Agreement, the Subordination Agreements, the Reaffirmation, the EXIM Bank Borrower Agreement, the EXIM Bank Guarantee, the EXIM Bank Loan Authorization Notice, the Pledge Agreement, the Intellectual Property Security Agreement and landlord consents and estoppel certificates and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by Borrower delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement.

     "Parent" of any Person shall mean a corporation or other entity owning, directly or indirectly at least 50% of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

     "Participant" shall mean each Person who shall be granted the right by any Lender to participate in any of the Revolving Advances and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

     "Pay Rate" shall mean with respect to the Non-Guaranteed Revolving Advances, an interest rate per annum equal to twelve percent (12%).

     "Payment Office" shall mean initially Two Tower Center Boulevard, East Brunswick, New Jersey 08816; thereafter, such other office of Agent, if any, which it may designate by notice to Borrower and to each Lender to be the Payment Office.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.

     "Permitted Encumbrances" shall mean (a) Liens in favor of Agent for the benefit of Agent and Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrower; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Agent or the value of the assets in which Agent has such a Lien and a stay of enforcement of any such Lien shall be in effect; (c) Liens disclosed in the financial statements referred to in Section 5.5; (d) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; (e) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of Borrower's business; (f) judgment Liens that have been stayed or bonded and discharged within sixty (60) days and mechanics', workers', materialmen's or other like Liens arising in the ordinary course of Borrower's business with respect to obligations which are not due or which are being contested in good faith by Borrower and with respect to which proper reserves have been taken by Borrower;
(g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any other property of Borrower and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6; (h) Liens disclosed on
Schedule 1.2; (i) liens on assets or property securing obligations of Foreign Subsidiaries not to exceed $1,000,000; and (j) easements, rights of way or other encumbrances relating to Real Property which do not materially impair its usefulness in the course of Borrower's business.

     "Permitted Overadvances" shall have the meaning set forth in Section 15.2 hereof.

     "Person" shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or government (whether foreign, federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

     "Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of Borrower or any member of the Controlled Group or any such Plan to which Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees.

     "Pledge Agreement" shall mean the Pledge Agreement dated as of April 28, 2000 from Borrower to Agent on behalf of Lenders, pursuant to which Borrower has pledged to Agent all of the capital stock or other equity interests in each of its direct and indirect Subsidiaries (subject to limitations in Section 6.10 hereof with respect to foreign Subsidiaries) to secure the Obligations, as the same may be modified, amended or supplemented from time to time.

     "PNC" shall have the meaning set forth in the preamble to this Agreement.

     "Pro Rata Share" shall mean, with respect to EXIM or a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of Borrower's aggregate export sales and the denominator of which is Borrower's aggregate export and non-export sales, each as calculated for the then-current calendar month and each of the five (5) immediately preceding calendar months.

     "Projections" shall have the meaning set forth in Section 5.5(a) hereof.

     "Purchasing  Lender"  shall  have the  meaning  set forth in  Section  15.3 hereof.

     "RCRA" shall mean the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq., as same may be amended from time to time.

     "Reaffirmation" shall mean the Reaffirmation dated as of even date herewith by and between Borrower and Pat V. Costa in favor of Agent.

     "Real Property" shall mean all of Borrower's right, title and interest in and to the owned and leased premises identified on Schedule 4.19 hereto. Upon the request of Agent, Borrower shall update Schedule 4.19 to add any new premises acquired or leased since the date Schedule 4.19 was last updated.

     "Receivables" shall mean and include, all of Borrower's accounts, contract rights, instruments (including those evidencing indebtedness owed to Borrower by its Affiliates), documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owing to Borrower arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Agent hereunder.

     "Registration   Rights  Agreement"  shall  mean  the  Registration   Rights
Agreement dated November 26, 2003 between Borrower and RI.

     "Release" shall have the meaning set forth in Section 5.7(c) hereof.

     "Reportable Event" shall mean a reportable event described in Section 4043(b) of ERISA or the regulations promulgated thereunder.

     "Required Lenders" shall mean Lenders holding more than sixty-six and two-thirds percent (66.66%) of the Revolving Advances and, if no Revolving Advances are outstanding, shall mean Lenders holding more than sixty-six and two-thirds percent (66.66%) of the Commitment Percentages.

     "Revolving Advances" shall mean Non-Guaranteed Revolving Advances and Export-Related Revolving Advances.

     "Revolving Notes" shall mean the Non-Guaranteed Revolving Notes and the Export-Related Revolving Notes.

     "Section 20 Subsidiary" shall mean the Subsidiary of the bank holding company controlling PNC, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     "Senior Debt Payments" shall mean and include all cash actually expended by Borrower to make (a) interest payments on any Revolving Advances hereunder, PLUS
(b) payments for all fees, commissions and charges set forth herein and with respect to any Revolving Advances, but not including up-front or one-time fees paid on or prior to the Closing Date in connection with the closing of the financing transactions contemplated hereunder, PLUS (c) capitalized lease payments, PLUS (d) payments with respect to borrowed money.

     "Settlement Date" shall mean the Closing Date and thereafter Wednesday of each week unless such day is not a Business Day in which case it shall be the next succeeding Business Day.

     "Standby Letters of Credit" shall mean any Letters of Credit issued hereunder, other than any Trade Letters of Credit.

     "Subordinated Costa Loan" shall mean the loan evidenced by the Subordinated Costa Note.

     "Subordinated Costa Note" shall mean the 9% Convertible Senior Note in the original principal amount of $500,000 issued by Borrower in favor of Pat V. Costa.

     "Subordinated Debt Payments" shall mean and include all cash actually expended to make payments of principal and interest on the Subordinated Notes.

     "Subordinated Intel Note" shall mean the Secured Promissory Note in the original principal amount of $2,000,000 issued by Borrower in favor of Middlefield Ventures, Inc., and, if issued, the second additional Secured Promissory Note also to be in the principal amount of $2,000,000 issued by Borrower in favor of Middlefield Ventures, Inc.

     "Subordinated Loans" shall mean the loans evidenced by the Subordinated Costa Note and the Subordinated Intel Note.

     "Subordinated   Notes"  shall  mean  the   Subordinated   Costa  Note,  the
Subordinated Intel Note and the Inter-Company Note.

     "Subordination Agreements" shall mean the Costa Subordination Agreement and the Intel Subordination Agreement.

     "Subsidiary" shall mean, with respect to any Person, a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

     "Subsidiary Stock" shall mean all of the issued and outstanding shares of stock owned by Borrower and its Subsidiaries.

     "Termination Date" shall have the meaning set forth in Section 13.1 hereof.

     "Termination Fee" shall have the meaning set forth in Section 3.2(d).

     "Termination Event" shall mean (i) a Reportable Event with respect to any Plan or Multiemployer Plan; (ii) the withdrawal of Borrower or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a) (2) of ERISA; (iii) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (v) any event or condition (a) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of Borrower or any member of the Controlled Group from a Multiemployer Plan.

     "Toxic Substance" shall mean and include any material which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. Sections 2601 et seq., applicable state law, or any other applicable foreign, federal or state laws now in force or hereafter enacted relating to toxic substances. "Toxic Substance" includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

     "Trade Letters of Credit" shall mean any Letters of Credit that are issued hereunder for the benefit of a supplier of inventory to Borrower to effect payment of such inventory.

     "Transferee" shall have the meaning set forth in Section 15.3(b) hereof.

     "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York on the date of this Agreement, as may be amended or otherwise modified hereafter; provided that, as used in Section 11.1 hereof, "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

     "USA Patriot Act" shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

     "Warrant Letter" shall mean the warrant letter dated November 26, 2003 between Borrower and RI.

     "Week" shall mean the time period commencing with the opening of business on a Wednesday and ending on the end of business the following Tuesday.

     1.3 UNIFORM COMMERCIAL CODE TERMS. All terms used herein and defined in the UCC from time to time shall have the meaning given therein unless otherwise defined herein. To the extent any category or type of Collateral is expanded by any amendment, modification or revision to the UCC, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

     1.4 CERTAIN MATTERS OF CONSTRUCTION. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which Agent is a party, including, without limitation, references to any of the Other Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

                        II. REVOLVING ADVANCES, PAYMENTS

     2.1 (a) NON-GUARANTEED REVOLVING ADVANCES. Subject to the terms and conditions set forth in this Agreement, each Lender, severally and not jointly, will make loans (the "Non-Guaranteed Revolving Advances") to Borrower in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Non-Guaranteed Revolving Advance Amount or (y) an amount equal to the sum of:

               (i) up to 85% of the value of all Eligible Receivables other than EXIM Bank Guaranteed Receivables to the extent that the Export-Related Revolving Advances have not been permanently terminated; plus

               (ii) $1,500,000, minus

               (iii) the outstanding Non-Guaranteed Letter of Credit Usage, minus

               (iv) such other reserves as Agent in good faith may reasonably deem proper and necessary from time to time.

     The amount derived from the sum of (x) Sections 2.1(a)(y)(i) and (ii) minus
(y) Section 2.1(a)(y)(iii) and (iii) at any time and from time to time shall be referred to as the "Non-Guaranteed Formula Amount". The Non-Guaranteed Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, as each may be amended, restated, modified and/or replaced from time to time, the "Non-Guaranteed Revolving Notes") substantially in the form attached hereto as EXHIBIT 2.1(A).

          (b) INTENTIONALLY LEFT BLANK.

     2.2 (a) EXPORT-RELATED REVOLVING ADVANCES. Subject to the terms and conditions set forth in this Agreement including, without limitation, Section 2.2(b), each Lender, severally and not jointly, will make loans (the "Export-Related Revolving Advances") to Borrower in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Export-Related Revolving Advance Amount or (y) an amount equal to the sum of:

               (i) up to the  lesser of (A) 80%,  subject to the  provisions  of
          Section 2.2(b) hereof ("Inventory Advance Rate"), of the value of the EXIM Bank Guaranteed Inventory; (B) 70% of the aggregate amount of all outstanding Export-Related Revolving Advances; or (C) $6,000,000 in the aggregate at any one time, plus

               (ii) up to 90%, subject to the provisions of Section 2.2(b) hereof (the "EXIM Receivables Advance Rate"), of the value of the EXIM Bank Guaranteed Receivables; plus

               (iii) up to 85%, subject to the provisions of Section 2.2(b) hereof ("Foreign Credit Insurance Backed Receivables Advance Rate"), of the value of Eligible Foreign Credit Insurance Backed Receivables (the EXIM Receivables Advance Rate, the Inventory Advance Rate and the Foreign Credit Insurance Backed Receivables Advance Rate shall be referred to, collectively, as the "Advance Rates"), provided, however, that in no event shall the sum of 2.2(a)(y)(i), 2.2(a)(y)(ii) and 2.2(a)(y)(iii) exceed $10,000,000, minus

               (iv) the outstanding Export-Related Letter of Credit Usage, minus

               (v) such other reserves as Agent in good faith may reasonably deem proper and necessary from time to time.

     The amount  derived  from the sum of (x)  Sections  2.2(a)(y)(i),  (ii) and
(iii) minus (y) Sections 2.2(a)(y)(iv) and (v) at any time and from time to time shall be referred to as the "Export-Related Formula Amount". The Export-Related Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, as each may be amended, restated, modified and/or replaced from time to time, the "Export-Related Revolving Notes") substantially in the form attached hereto as EXHIBIT 2.1(A).

          (b) DISCRETIONARY RIGHTS. Subject to Section 15.2 hereof, the Advance Rates may be increased or decreased by Agent at any time and from time to time in the exercise of its reasonable discretion, based on such considerations as Agent may in good faith from time to time deem reasonably appropriate (such reasonable discretion standard of Agent at the time of any decrease in the Advance Rates shall be based on a reasonableness standard of financial institutions making similar loans of similar size faced with similar facts and circumstances). Agent shall give Borrower written notice of any such increase or decrease within a reasonable time after making such increase or decrease becomes effective. Borrower consents to any such increases or decreases and acknowledges that decreasing the Advance Rate or increasing the reserves may limit or restrict the amount of Export-Related Revolving Advances that may be requested by Borrower.

     2.3 PROCEDURE FOR BORROWING REVOLVING ADVANCES. Borrower may notify Agent and RI prior to 11:00 a.m. (New York time) on a Business Day of Borrower's request to incur, on that day, a Revolving Advance hereunder. With respect to any Revolving Advance, Borrower shall give Agent and RI notice not later than 11:00 a.m. (New York time) on the first (1st) Business Day before the date of such Revolving Advance, specifying:

          (a) the date of such Revolving Advance, which shall be a Business Day;

          (b) whether such Revolving Advance is to be a Non-Guaranteed Revolving Advance or an Export-Related Revolving Advance;

          (c) the aggregate amount of such Non-Guaranteed Revolving Advance or Export-Related Revolving Advance, as the case may be; and

          (d) certify that no Default or Event of Default has occurred or is continuing.

     Each request for a Revolving Advance shall be in an aggregate principal amount of $500,000, or an integral multiple of $500,000 in excess thereof. Subject to the limitations set forth herein, any Revolving Advances repaid may be reborrowed. If any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Agent or Lenders, or with respect to any other Obligation, be due and unpaid, then the same shall, at the option of Lenders in the exercise of Lenders' sole discretion, be deemed an irrevocable request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with Agent or Lenders.

     Notwithstanding anything in this Agreement to the contrary, Borrower shall not be entitled to request a Non-Guaranteed Revolving Advance under this Agreement to the extent that, at the time of such request, there exists any Export-Related Availability; provided, however that the foregoing shall not preclude Borrower from requesting a Non-Guaranteed Revolving Advance in the event that at the time of such request the amount of Export-Related Availability is less than $500,000.

     2.4 DISBURSEMENT OF REVOLVING ADVANCE PROCEEDS. All Revolving Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrower to Agent or Lenders, shall be charged to Borrower's Account on Agent's books. Prior to the Termination Date, Borrower may use the Revolving Advances by borrowing, prepaying without premium or penalty (subject to Section 2.14 hereof) and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested by Borrower or deemed to have been requested by Borrower under Sections 2.3 or 3.1 hereof shall, with respect to requested Revolving Advances to the extent Lenders make such Revolving Advances, be made available to Borrower on the day requested for such Revolving Advance by way of credit to Borrower's operating account at PNC, in immediately available federal funds or other immediately available funds or, with respect to Revolving Advances deemed to have been requested by Borrower, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request.

     2.5 MAXIMUM REVOLVING ADVANCES.

          (a) The aggregate balance of Revolving Advances and Letter of Credit Usage outstanding at any time shall not exceed the Maximum Loan Amount.

          (b) The aggregate balance of Non-Guaranteed Revolving Advances outstanding at any time shall not exceed the lesser of (i) the Maximum Non-Guaranteed Revolving Advance Amount and (ii) the Non-Guaranteed Formula Amount.

          (c) The aggregate balance of Export-Related Revolving Advances outstanding at any time shall not exceed the lesser of (i) the Maximum Export-Related Revolving Advance Amount and (ii) the Export-Related Formula Amount.

     2.6 REPAYMENT OF REVOLVING ADVANCES.

          (a) The Revolving Advances shall be due and payable in full on the Termination Date, subject to earlier prepayment as herein provided, acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement.

          (b) Borrower recognizes that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by Agent on the date received. In consideration of Agent's agreement to conditionally credit Borrower's Account as of the Business Day on which Agent receives those items of payment, Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by Agent on account of the Obligations one (1) Business Day after the Business Day Agent receives such payments via wire transfer or electronic depository check. Agent is not, however, required to credit Borrower's Account for the amount of any item of payment which is unsatisfactory to Agent and Agent may charge Borrower's Account for the amount of any item of payment which is returned to Agent unpaid.

          (c) All payments of principal, interest and other amounts payable hereunder, or under any of the Other Documents shall be made to Agent at the Payment Office not later than 1:00 P.M. (New York time) on the due date therefor in lawful money of the United States of America in federal funds or other funds immediately available to Agent. Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrower's Account or by making Revolving Advances as provided in Sections 2.3 or 3.1 hereof.

          (d) Borrower shall pay principal, interest, and all other amounts payable hereunder (including prepayments), or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

     2.7 REPAYMENT OF EXCESS REVOLVING ADVANCES. The aggregate balance of Revolving Advances outstanding at any time in excess of the maximum amount of Revolving Advances permitted hereunder shall be immediately due and payable on demand, at the Payment Office, whether or not a Default or Event of Default has occurred.

     2.8 STATEMENT OF ACCOUNT. Agent shall maintain, in accordance with its customary procedures, a loan account ("Borrower's Account") in the name of Borrower in which shall be recorded the date and amount of each Revolving Advance made by Agent and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Revolving Advance shall not adversely affect Agent or any Lender. Each month, Agent shall send to Borrower a statement showing the accounting for the Revolving Advances made, payments made or credited in respect thereof, and other transactions between Agent and Borrower, during such month. The monthly statements shall be deemed correct and binding upon Borrower in the absence of manifest error and shall constitute an account stated between Lenders and Borrower unless Agent receives a written statement of Borrower's specific exceptions thereto within thirty (30) days after such statement is received by Borrower. The records of Agent with respect to the loan account shall be conclusive evidence absent manifest error of the amounts of Revolving Advances and other charges thereto and of payments applicable thereto.

     2.9 LETTERS OF CREDIT. Subject to the terms and conditions hereof, Agent shall issue or cause the issuance of Letters of Credit ("Letters of Credit") on behalf of Borrower only if (A) the face amount of such Letters of Credit (each an "Export-Related Letter of Credit") would not then cause the sum of (i) the outstanding Export-Related Revolving Advances plus (ii) outstanding Export-Related Letter of Credit Usage to exceed the lesser of (x) the Maximum Export-Related Revolving Advance Amount (after taking into account such Export-Related Letters of Credit then being requested) or (y) the Export-Related Formula Amount (after taking into account such Export-Related Letters of Credit then being requested) or (B) the face amount of such Letters of Credit (each a "Non-Guaranteed Letter of Credit") would not then cause the sum of (i) the outstanding Non-Guaranteed Revolving Advances to Borrower plus (ii) the outstanding Non-Guaranteed Letters of Credit Usage (after taking into account such Letters of Credit then being requested) to exceed the lesser of (x) the Maximum Non-Guaranteed Revolving Advance Amount or (y) the Non-Guaranteed Formula Amount. No Letter of Credit shall be issued as a Non-Guaranteed Letter of Credit if, at the time such Letter of Credit is issued, the issuance of such Letter of Credit as an Export-Related Letter of Credit would have been permitted by the first sentence of this Section 2.9. The maximum amount of outstanding Letters of Credit shall not exceed $1,000,000 in the aggregate at any time. All disbursements or payments related to Export-Related Letters of Credit shall be deemed Export-Related Revolving Advances and shall bear interest at the Export-Related Advances Interest Rate. All disbursements or payments related to Non-Guaranteed Letters of Credit shall be deemed Non-Guaranteed Revolving Advances and shall bear interest at the Non-Guaranteed Advances Interest Rate. Letters of Credit that have not been drawn upon shall not bear interest.

     2.10 ISSUANCE OF LETTERS OF CREDIT.

          (a) Borrower may request Agent to issue or cause the issuance of a Letter of Credit by notifying Agent and RI prior to 10:00 a.m. (New York time) on the fifth (5th) Business Day before the date of such Letter of Credit and delivering to Agent at the Payment Office, Agent's form of Letter of Credit Application (the "Letter of Credit Application") completed to the satisfaction of Agent; together with such other certificates, documents and other papers and information as Agent may reasonably request.

          (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or acceptances of usance drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than one (1) year after such Letter of Credit's date of issuance and in no event later than the Termination Date. Each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revision thereof adhered to by the Issuer and, to the extent not inconsistent therewith, the laws of the State of New York.

          (c) Agent shall promptly notify Lenders of the request by Borrower for a Letter of Credit hereunder.

     2.11 REQUIREMENTS FOR ISSUANCE OF LETTERS OF CREDIT.

          (a) In connection with the issuance of any Letter of Credit, Borrower shall indemnify, save and hold Agent, each Lender and each Issuer harmless from any loss, cost, expense or liability, including, without limitation, payments made by Agent, any Lender or any Issuer and expenses and reasonable attorneys' fees incurred by Agent, any Lender or Issuer arising out of, or in connection with, any Letter of Credit to be issued or created for Borrower. Borrower shall be bound by Agent's or any Issuer's regulations and good faith interpretations of any Letter of Credit issued or created for Borrower's Account, although this interpretation may be different from its own; and, neither Agent, nor any Lender, nor any Issuer nor any of their correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following Borrower's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit except for Agent's, any Lender's, any Issuer's or such correspondents' willful misconduct or gross negligence.

          (b) Borrower shall authorize and direct any Issuer to name Borrower as the "Applicant" or "Account Party" of each Letter of Credit. If Agent is not the Issuer of any Letter of Credit, Borrower shall authorize and direct the Issuer to deliver to Agent all instruments, documents, and other writings and property received by the Issuer pursuant to the Letter of Credit and to accept and rely upon Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, or the application therefor.

          (c) In connection with all Letters of Credit issued or caused to be issued by Agent under this Agreement, Borrower hereby appoints Agent, or its designee, as its attorney, with full power and authority if an Event of Default or Default shall have occurred, (i) to sign and/or endorse Borrower's name upon any warehouse or other receipts, letter of credit applications; (ii) to sign Borrower's name on bills of lading; (iii) to clear Inventory through the United States of America Customs Department ("Customs") in the name of Borrower or Agent or Agent's designee, and to sign and deliver to Customs officials powers of attorney in the name of
     Borrower for such purpose; and (iv) to complete in Borrower's name or Agent's, or in the name of Agent's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Agent nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Agent's or its attorney's willful misconduct. This power, being coupled with an interest, is irrevocable as long as any Letters of Credit remain outstanding.

          (d) Each Lender shall to the extent of the percentage amount equal to the product of such Lender's Commitment Percentage times the aggregate amount of all unreimbursed reimbursement obligations arising from disbursements made or obligations incurred with respect to the Letters of Credit be deemed to have irrevocably purchased an undivided participation in each such unreimbursed reimbursement obligation. In the event that (i) at the time a disbursement with respect to an Export-Related Letter of Credit is made the unpaid balance of Export-Related Revolving Advances exceeds or would exceed, with the making of such disbursement, the lesser of the Maximum Export-Related Revolving Advance Amount or the Export-Related Formula Amount, or (ii) at the time a disbursement with respect to an Non-Guaranteed Letter of Credit is made the unpaid balance of Non-Guaranteed Revolving Advances exceeds or would exceed, with the making of such disbursement, the lesser of the Maximum Non-Guaranteed Revolving Advance Amount or the Non-Guaranteed Formula Amount, and such disbursement is not reimbursed by Borrower within two (2) Business Days, Agent shall promptly notify each Lender and upon Agent's demand each Lender shall pay to Agent such Lender's proportionate share of such unreimbursed disbursement together with such Lender's proportionate share of Agent's unreimbursed costs and expenses relating to such unreimbursed disbursement. Upon receipt by Agent of a repayment from Borrower of any amount disbursed by Agent for which Agent had already been reimbursed by Lenders, Agent shall deliver to each Lender that Lender's pro rata share of such repayment. Each Lender's participation commitment shall continue until the last to occur of any of the following events: (A) Agent ceases to be obligated to issue or cause to be issued Letters of Credit hereunder; (B) no Letter of Credit issued hereunder remains outstanding and uncancelled or
     (C) all Persons (other than Borrower) have been fully reimbursed for all payments made under or relating to Letters of Credit.

     2.12 ADDITIONAL PAYMENTS. Any sums expended by Agent or any Lender due to Borrower's failure to perform or comply with its obligations under this Agreement or any Other Document including, without limitation, Borrower's obligations under Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to Borrower's Account as an Export-Related Revolving Advance or, if there is no Export-Related Availability, a Non-Guaranteed Revolving Advance and added to the Obligations.

     2.13 MANNER OF BORROWING AND PAYMENT.

          (a) Each borrowing of Revolving Advances shall be advanced according to the applicable Commitment Percentages of Lenders.

          (b) Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata according to the applicable Commitment Percentages of Lenders, subject to Section 2.6 hereof. Except as expressly provided herein, all payments (including prepayments) to be made by Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to Agent on behalf of the Lenders to the Payment Office, in each case on or prior to 1:00 P.M. (New York time), in Dollars and in immediately available funds.

          (c)  (i)  Notwithstanding   anything  to  the  contrary  contained  in
          Sections 2.13(a) and (b) hereof, commencing with the first Business Day following the Closing Date, each borrowing of Revolving Advances shall be advanced by Agent and each payment by Borrower on account of Revolving Advances shall be applied first to those Revolving Advances advanced by Agent. On or before 1:00 P.M., New York time, on each Settlement Date commencing with the first Settlement Date following the Closing Date, Agent and Lenders shall make certain payments as follows: (I) if the aggregate amount of new Revolving Advances made by Agent during the preceding Week (if any) exceeds the aggregate amount of repayments applied to outstanding Revolving Advances during such preceding Week, then each Lender, upon receipt of a certificate from Agent with respect to payments received and Revolving Advances made during the Week immediately preceding such Settlement Date, shall provide Agent with funds in an amount equal to its applicable Commitment Percentage of the difference between (w) such Revolving Advances and (x) such repayments and (II) if the aggregate amount of repayments applied to outstanding Revolving Advances during such Week exceeds the aggregate amount of new Revolving Advances made during such Week, then Agent shall provide each Lender with funds in an amount equal to its applicable Commitment Percentage of the difference between (y) such repayments and (z) such Revolving Advances.

               (ii) Each Lender shall be entitled to earn interest at the applicable Contract Rate on outstanding Revolving Advances which it has funded.

          (d) If any Lender or Participant (a "Benefited Lender") shall at any time receive any payment of all or part of its Revolving Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender's Revolving Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such benefited Lender shall purchase for cash from the other Lenders a participation in such portion of each such other Lender's Revolving Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the other
     Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Lender so purchasing a portion of another Lender's Revolving Advances may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

          (e) Unless Agent shall have been notified by telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its applicable Commitment Percentage of the Revolving Advances available to Agent, Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to Agent on the next Settlement Date and, in reliance upon such assumption, make available to Borrower a corresponding amount. Agent will promptly notify Borrower of its receipt of any such notice from a Lender. If such amount is made available to Agent on a date after such next Settlement Date, such Lender shall pay to Agent on demand an amount equal to the product of (i) the daily average Federal Funds Rate (computed on the basis of a year of 360 days) during such period as quoted by Agent, times (ii) such amount, times
     (iii) the number of days from and including such Settlement Date to the date on which such amount becomes immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this paragraph (g) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to Agent by such Lender within three (3) Business Days after such Settlement Date, Agent shall be entitled to recover such an amount, with interest thereon at the rate per annum then applicable to such Revolving Advances hereunder, on demand from Borrower; provided, however, that Agent's right to such recovery shall not prejudice or otherwise adversely affect Borrower's rights (if any) against such Lender.

     2.14 REDUCTIONS OF THE REVOLVING CREDIT; OPTIONAL PREPAYMENTS; MANDATORY PREPAYMENTS.

          (a) Borrower may at any time and from time to time, upon not less than ten (10) Business Days' written notice to Agent, elect to reduce permanently and terminate the Maximum Non-Guaranteed Revolving Advance Amount without premium or penalty in whole or in part (except for the Termination Fee), provided that (i) any such partial reductions shall be in a minimum amount of $500,000, in integral multiples of $500,000, (ii) for any partial reductions or terminations, Borrower contemporaneously therewith permanently reduces and terminates the Maximum Export-Related Revolving Advance Amount in an amount equal to the Pro Rata Share, (iii) and provided, further, that any amounts so terminated may not be reinstated. In connection with any such reduction, Borrower shall pay to Agent the principal amount of the Non-Guaranteed Revolving Advances or the Maximum Export-Related Advance Amount, as the case may be, to the extent subject to reduction, together with all accrued but unpaid interest on such amounts to the date of prepayment, and all other amounts payable with respect to such amounts, if any, to the date of prepayment, including the Termination Fee.

          (b) Borrower may, at any time and from time to time, upon at least three (3) Business Days' notice to Agent, prepay any Non-Guaranteed Revolving Advance or any Export-Related Revolving Advance, in whole or in part, in a minimum amount $500,000 or in integral multiples of $500,000, by paying the principal amount to be prepaid, together with all accrued but unpaid interest on such amount, if any, to the date of prepayment.

          (c) When Borrower sells or otherwise disposes of any Collateral (other than Inventory in the ordinary course of business) in any single transaction or series of related transactions, Borrower shall repay the Revolving Advances in an amount equal to the net proceeds of such sale (i.e., gross proceeds less the reasonable costs of such sales or other dispositions), to be distributed to EXIM Bank and each Lender in an amount equal to its Pro Rata Share with such repayments to be made promptly but in no event more than one (1) Business Day following receipt of such net proceeds, and until the date of payment, such proceeds shall be held in trust for Agent. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof. Such repayments shall be applied to the outstanding principal installments of the Non-Guaranteed Revolving Advances and to the Export-Related Revolving Advances, based on EXIM Bank's and each Lender's Pro Rata Share, subject to Borrower's ability to reborrow Revolving Advances in accordance with the terms hereof. Notwithstanding the foregoing, in the event of the sale of the Semiconductor Equipment Group ("SEG"), the Maximum Non-Guaranteed Revolving Advance Amount and the Maximum Export-Related Revolving Advance Amount shall be permanently reduced to the extent of the repayment from the net proceeds of such sale in an amount equal to EXIM Bank's and each Lender's Pro Rata Share; provided that, if (i) the net proceeds of the sale of SEG is less than $55,000,000, (ii) the Maximum Export-Related Revolving Advance Amount has been terminated and all outstanding Export-Related Revolving Advances have been paid in full, (iii) Borrower has caused cash to be deposited and maintained in an account with Agent, as cash collateral, in an amount equal to one hundred and five percent (105%) of any outstanding Export-Related Letters of Credit, and (iv) Borrower's
     EBITDA for the preceding two (2) consecutive fiscal quarters of Borrower calculated on a pro forma basis assuming that the sale of SEG had occurred immediately prior to the first day of such fiscal period is a positive amount, then (A) Borrower shall not be required to repay the Revolving Advances out of the net proceeds of the sale of SEG, (B) Section 2.1(a)(ii) shall thereafter be deleted from Section 2.1(a) and of no further force and effect, and (C) the Termination Date shall thereafter be the earlier of the
     (aa) the Termination Date in effect immediately prior to such sale of SEG, or (bb) eighteen months after the closing of such sale of SEG.

     2.15 USE OF PROCEEDS. Borrower shall use the proceeds of Revolving Advances to (i) pay fees and expenses relating to this transaction, (ii) provide for its working capital needs and (iii) provide for other general corporate purposes.

     2.16 DEFAULTING LENDER.

          (a) Notwithstanding anything to the contrary contained herein, in the event any Lender (x) has refused (which refusal constitutes a breach by such Lender of its obligations under this Agreement) to make available its portion of any Revolving Advance or (y) notifies either Agent or Borrower that it does not intend to make available its portion of any Revolving Advance (if the actual refusal would constitute a breach by such Lender of its obligations under this Agreement) (each, a "Lender Default"), all rights and obligations hereunder of such Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified to the extent of the express provisions of this Section
     2.16 while such Lender Default remains in effect.

          (b) Revolving Advances shall be incurred pro rata from Lenders (the "Non-Defaulting Lenders") which are not Defaulting Lenders based on their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Revolving Advances required to be advanced by any Lender shall be increased as a result of such Lender Default. Amounts received in respect of principal of any type of Revolving Advances shall be applied to reduce the applicable Revolving Advances of each Lender pro rata based on the aggregate of the outstanding Revolving Advances of that type of all Lenders at the time of such application; provided, that, such amount shall not be applied to any Revolving Advances of a Defaulting Lender at any time when, and to the extent that, the aggregate amount of Revolving Advances of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Commitment Percentage of all Revolving Advances then outstanding.

          (c) A Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement and the Other Documents. All amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of "Required Lenders", a Defaulting Lender shall be deemed not to be a Lender and not to have Revolving Advances outstanding.

          (d) Other than as expressly set forth in this Section 2.16, the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged. Nothing in this Section 2.16 shall be deemed to release any Defaulting Lender from its obligations under this Agreement and the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which Borrower, Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

          (e) In the event a Defaulting Lender retroactively cures to the satisfaction of Agent the breach which caused a Lender to become a Defaulting Lender, such Defaulting Lender shall no longer be a Defaulting Lender and shall be treated as a Lender under this Agreement.

     2.17 TAX WITHHOLDING CLAUSE. Each Lender or assignee or participant of a Lender that is not incorporated under the laws of the United States of America or a state thereof (and, upon the written request of Agent, each other Lender or assignee or participant of a Lender) agrees that it will deliver to each of the Borrower and the Administrative Agent two (2) duly completed appropriate valid Withholding Certificates (as defined under ss. 1.1441-1(c)(16) of the Income Tax Regulations (the "Regulations")) certifying its status (i.e. U.S. or foreign person) and, if appropriate, making a claim of reduced, or exemption from, U.S. withholding tax on the basis of an income tax treaty or an exemption provided by the Code. The term "Withholding Certificate" means a Form W-9; a Form W-8BEN; a Form W-8ECI; a Form W-8IMY and the related statements and certifications as required under ss. 1.1441-1(e)(2) and/or (3) of the Regulations; a statement described in ss. 1.871-14(c)(2)(v) of the Regulations; or any other certificates under the Code or Regulations that certify or establish the status of a payee or beneficial owner as a U.S. or foreign person. Each Lender, assignee or participant required to deliver to Borrower and Agent a Withholding Certificate pursuant to the preceding sentence shall deliver such valid Withholding Certificate as follows: (A) each Lender which is a party hereto on the Closing Date shall deliver such valid Withholding Certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Lender; (B) each assignee or participant shall deliver such valid Withholding Certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Administrative Agent in its sole discretion shall permit such assignee or participant to deliver such valid Withholding Certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Administrative Agent). Each Lender, assignee or participant which so delivers a valid Withholding Certificate further undertakes to deliver to each of Borrower and Agent two (2) additional copies of such Withholding Certificate (or a successor form) on or before the date that such
Withholding Certificate expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent Withholding Certificate so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent. Notwithstanding the submission of a Withholding Certificate claiming a reduced rate of or exemption from U.S. withholding tax, the Administrative Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under ss.
1.1441-7(b) of the Regulations. Further, Agent is indemnified under ss. 1.1461-1(e) of the Regulations against any claims and demands of any Lender or assignee or participant of a Lender for the amount of any tax it deducts and withholds in accordance with regulations under ss. 1441 of the Code.

                             III. INTEREST AND FEES

     3.1 INTEREST. Interest charges shall be computed on the actual principal amount of Revolving Advances outstanding during the month at a rate per annum equal to (i) with respect to Non-Guaranteed Revolving Advances, the Non-Guaranteed Advances Interest Rate and (ii) with respect to the Export-Related Revolving Advances, the Export-Related Advances Interest Rate. Interest on Revolving Advances shall be payable in arrears on the first Business Day of each month (each such date a "Payment Date"). To the extent Borrower elects, by written notice to Agent received by Agent on or before the 25th day of any month, to pay interest with respect to the Non-Guaranteed Revolving Advances due on the next Payment Date at the Pay Rate and not the Non-Guaranteed Advances Interest Rate, then (i) only interest computed at the Pay Rate shall be due and payable on such next Payment Date in cash and (ii) the difference between interest computed at the Pay Rate and interest computed at the Non-Guaranteed Advances Interest Rate ("Capitalized Interest" and, together with all other unpaid Capitalized Interest, the "Aggregate Capitalized Interest") shall be capitalized on such next Payment Date and the amount of such Capitalized Interest shall be an Non-Guaranteed Revolving Advance bearing interest at the Non-Guaranteed Advances Interest Rate until paid; provided, however, any such Non-Guaranteed Revolving Advance will not affect availability under the Maximum Non-Guaranteed Revolving Advance Amount. Capitalized Interest, if not previously paid, shall be due and payable in full on the Termination Date. Upon and after the occurrence of an Event of Default, and during the continuation thereof, (i) the Obligations shall bear interest at the Default Rate. Interest accruing at the Default Rate shall be due on demand.

     3.2 FEES.

          (a) LETTER OF CREDIT FEES. Borrower shall pay (x) to Agent, for the benefit of Lenders, fees for each Letter of Credit issued in an amount less than or equal to Three Hundred Thousand Dollars ($300,000) for the period from and excluding the date of issuance of same to and including the date of expiration or termination, equal to the average daily face amount of each outstanding Letter of Credit multiplied by (i) one and one-half percent (1.50%) per annum with respect to Trade Letters of Credit or (ii) three and one-half percent (3.50%) with respect to Standby Letters of Credit, such fees to be calculated on the basis of a 360-day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of each month and on the Termination Date, (y) to Agent, for the benefit of Lenders, fees for each Letter of Credit issued in an amount greater than Three Hundred Thousand Dollars ($300,000) but less than One Million Dollars ($1,000,000) equal to the applicable Contract Rate, (z) to Agent, for the benefit of the Issuer, one-quarter percent (.25%) of the face amount of each Standby Letter of Credit. In addition, Borrower shall pay to the Issuer, any and all fees and expenses as agreed upon by the Issuer and Borrower in connection with any Letter of Credit, including, without limitation, in connection with the opening, amendment or renewal of any such Letter of Credit and any acceptances created thereunder and shall reimburse Agent for any and all fees and expenses, if any, paid by Agent to the Issuer (all of the foregoing fees, the "Letter of Credit Fees"). All such charges shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in the Issuer's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

          At Agent's request at any time while an Event of Default is continuing, Borrower will cause cash to be deposited and maintained in an account with Agent, as cash collateral, in an amount equal to one hundred and five percent (105%) of the outstanding Letters of Credit, and Borrower hereby irrevocably authorizes Agent, in its discretion, on Borrower's behalf and in Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by Borrower, in the amounts required to be made by Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of Borrower coming into any Lender's possession at any time. Agent will invest such cash collateral (less applicable reserves) in such short-term money-market items as to which Agent and Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. Borrower may not withdraw amounts credited to any such account except upon cure or waiver of such Event of Default as long as no other Event of Default is then continuing or upon payment and performance in full of all Obligations and termination of this Agreement or to the extent the amounts held therein exceed the amounts available to be drawn under such Letters of Credit plus amounts drawn and outstanding thereunder by more than 105%.

          (b) ADMINISTRATION FEE. Borrower shall pay to Agent, for the sole benefit of Agent, a non-refundable administration fee equal to $685,000, payable on the dates and in the amounts set forth below:

         PAYMENT DATE:                                                   AMOUNT:
         Closing Date                                                   $130,000
         December 1, 2003, January 1, 2004, February 1, 2004, March 1,   $10,000
         2004, April 1, 2004 and May 1, 2004
         June 1, 2004, July 1, 2004, August 1, 2004                      $15,000
         September 1, 2004, October 1, 2004 and November 1, 2004         $20,000
         December 1, 2004, January 1, 2005, February 1, 2005             $25,000
         March 1, 2005, April 1, 2005 and May 1, 2005
                                                                         $30,000
         June 1, 2005, July 1, 2005, August 1, 2005                      $35,000
         September 1, 2005, October 1, 2005 and November 1, 2005         $40,000

          (c) EXIM BANK FEE. On the Closing Date, Borrower shall pay to Agent, for the benefit of EXIM Bank, a non-refundable loan fee in the amount of $150,000 and on the first anniversary of the Closing Date, a non-refundable loan fee in the amount of $150,000. Agent shall promptly remit such fees to EXIM Bank.

          (d) TERMINATION FEE. Borrower shall pay to EGI, for the sole benefit of RI, in connection with any permanent reduction or termination in whole of the Maximum Non-Guaranteed Revolving Advance Amount pursuant to the terms of this Agreement, a non-refundable termination fee (the "Termination Fee") in the amount of $100,000.

          (e) EGI FEES. Borrower agrees in the event that the administration fee payable to Agent as set forth above is no longer in effect, then Borrower shall pay to EGI, for the sole benefit of EGI, a non-refundable administration fee equal to $100,000, payable on the first Business Day of each calendar year during the remaining term hereof.

     3.3 COMPUTATION OF INTEREST AND FEES. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension.

     3.4 MAXIMUM CHARGES. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under law, such excess amount shall be first applied to any unpaid principal balance owed by Borrower, and if the then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

     3.5 INCREASED COSTS. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 3.5, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) shall:

          (a) subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or any Other Document or change the basis of taxation of payments to Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income of Agent or any Lender by the jurisdiction in which it maintains its principal office); or

          (b) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent or any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System;

and the result of any of the foregoing is to increase the cost to Agent or any Lender of making, renewing or maintaining its Revolving Advances hereunder by an amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Revolving Advances by an amount that Agent or such Lender deems to be material, then, in any case Borrower shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be. Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrower, and such certification shall be conclusive absent manifest error.

     3.6 FUNDING LOSSES. If Borrower fails to borrow any Revolving Advance after request for borrowing has been given to Agent in accordance with Section 2.3, Borrower shall reimburse Agent and each Lender within 15 days after certification of Agent or any Lender of such loss or expense (which shall be delivered by each such Lender to Agent for delivery to Borrower) for any resulting loss or expense incurred by it (or by an existing Participant in the related Revolving Advance), including, without limitation, any loss incurred in obtaining, liquidating or employing deposits from third parties, which certification shall set forth in reasonable detail the basis for and calculation of such loss or expense and shall be conclusive in the absence of demonstrable error.

                         IV. COLLATERAL: GENERAL TERMS

     4.1 SECURITY INTEREST IN THE COLLATERAL. To secure the prompt payment and performance to Agent and each Lender of the Obligations, Borrower hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of each Lender a continuing security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest and shall cause its financial statements to reflect such security interest.

     4.2 PERFECTION OF SECURITY INTEREST.

          (a) Borrower shall take all action that may be necessary or desirable, or that Agent may request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent's security interest in the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) obtaining landlords' or mortgagees' lien waivers (unless otherwise agreed to in writing by Agent), (iii) delivering to Agent, endorsed or accompanied by such instruments of assignment as Agent may specify, and stamping or marking, in such manner as Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, (iv) entering into warehousing, lockbox and other custodial arrangements satisfactory to Agent, and (v) executing and delivering financing statements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to Agent, relating to the creation, validity, perfection, maintenance or continuation of Agent's security interest under the Uniform Commercial Code or other applicable law. Agent is hereby authorized to file financing statements to create, perfect, maintain or continue Agent's security interest in the Collateral. All charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations, or, at Agent's option, shall be paid to Agent for the ratable benefit of Lenders immediately upon demand.

          (b) Borrower shall (i) promptly notify Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights, Tangible
     Chattel Paper (excluding any checks or other items of payment) or Electronic Chattel Paper (excluding any wire transfers, automated clearing house electronic funds transfers or depository transfer checks) (as such terms are defined from time to time in the UCC) each having a value in excess of Two Hundred Fifty Thousand Dollars ($250,000) and, upon the request of Agent, promptly execute such other documents, and do such other acts or things deemed appropriate by Agent to deliver to Agent control with respect to such Collateral; (ii) promptly notify Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Documents or Instruments and, upon the request of Agent, promptly execute such other documents, and do such other acts or things deemed appropriate by Agent to deliver to Agent possession of such Documents which are negotiable and Instruments, and, with respect to nonnegotiable Documents, to have such nonnegotiable Documents issued in the name of Agent; (iii) with respect to Collateral in the possession of a third party, other than Certificated Securities and Goods covered by a Document, obtain an acknowledgment from the third party that it is holding the Collateral for the benefit of Agent; (iv) promptly notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim having a value in excess of $250,000 after the date hereof against any third party, of the details thereof in the form of an amendment to Schedule 5.2(c) hereto, and do such other acts or things deemed appropriate by Agent to give Agent a security interest in such Commercial Tort Claim; (v) not change its state of incorporation or organization or type of organization; and (vi) not change its legal name without providing Agent with at least 30 days' prior written notice.

     4.3 DISPOSITION OF COLLATERAL. Borrower will safeguard and protect all Collateral for Agent's general account.

     4.4 PRESERVATION OF COLLATERAL. During the continuance of an Event of Default in addition to the rights and remedies set forth in Section 11.1 hereof,
Agent: (a) may at any time take such steps as Agent deems necessary to protect Agent's interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at Borrower's premises a custodian who shall have full authority to do all acts necessary to protect Agent's interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through Borrower's owned or leased property. Borrower shall cooperate fully with all of Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct. All of Agent's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations.

     4.5 OWNERSHIP OF COLLATERAL. With respect to the Collateral, at the time the Collateral becomes subject to Agent's security interest: (a) Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of its Collateral to Agent; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens and encumbrances whatsoever; (b) each document and agreement executed by Borrower or delivered to Agent or any Lender in connection with this Agreement shall be true and correct in all material respects; (c) all signatures and endorsements of Borrower that appear on such documents and agreements shall be genuine and Borrower shall have full capacity to execute same; and (d) Borrower's Equipment and Inventory shall be located as set forth on Schedule 4.5 and shall not be removed from such location(s) without the prior written consent of Agent except with respect to the sale of Inventory in the ordinary course of business.

     4.6 DEFENSE OF AGENT'S AND LENDERS' INTERESTS. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Agent's interests in the Collateral shall continue in full force and effect. During such period Borrower shall not, without Agent's prior written consent, pledge, sell (except Inventory in the ordinary course of business), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. Borrower shall defend Agent's interests in the Collateral against any and all Persons whatsoever. At any time following demand by Agent for payment of all Obligations, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If Agent exercises this right to take possession of the Collateral, Borrower shall, upon demand, assemble it in the best manner possible and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the UCC or other applicable law. Borrower shall, and Agent may, at its option, instruct all suppliers, carriers, forwarders, warehousers or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent's order and if they shall come into Borrower's possession, they, and each of them, shall be held by Borrower in trust as Agent's trustee, and Borrower will immediately deliver them to Agent in their original form together with any necessary endorsement.

     4.7 BOOKS AND RECORDS. Borrower shall (a) keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrower.

     4.8 FINANCIAL DISCLOSURE. Borrower hereby irrevocably authorizes and directs (i) all accountants and auditors employed by Borrower at any time to exhibit and deliver to Agent and each Lender copies of Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Agent and each Lender any information such accountants may have concerning Borrower's financial status and business operations and (ii) all federal, state and municipal authorities to furnish to Agent and each Lender copies of reports or examinations relating to Borrower, whether made by Borrower or otherwise; provided, however, that Agent and each Lender will attempt to obtain such information or materials directly from Borrower prior to obtaining such information or materials from such accountants or such authorities and, prior to the occurrence of an Event of Default, shall notify Borrower prior to contacting such accountants or such authorities directly and Lender will give Borrower an opportunity to participate in Lender's discussions with such accountants or such authorities; provided, however, that Agent shall have the sole right to communicate and otherwise deal with Borrower's accountants and such authorities directly.

     4.9 COMPLIANCE WITH LAWS. Borrower shall comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of Borrower's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect on Borrower. Borrower may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of Agent to protect Agent's Lien on or security interest in the Collateral. The Collateral at all times shall be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to the Collateral so that such insurance shall remain in full force and effect.

     4.10 INSPECTION OF PREMISES. At all reasonable times Agent and each Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of Borrower's business, provided that each Lender will give Borrower reasonable prior notice. Agent, any Lender and their agents may enter upon Borrower's premises at any time after reasonable prior notice during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of Borrower's business.

     4.11 INSURANCE. Borrower shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral. At Borrower's own cost and expense in amounts and with carriers acceptable to Agent, Borrower shall (a) keep all its insurable properties and properties in which Borrower has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to Borrower's including, without limitation, business interruption insurance; (b) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to Borrower insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Borrower either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (d) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Borrower is engaged in business; (e) furnish Agent with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to Agent, naming Agent as a co-insured and loss payee as its interests may appear with respect to all insurance coverage referred to in clauses (a) and (c) above, and providing (A) that all proceeds thereunder shall be payable to Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be canceled, amended or terminated unless at least thirty (30) days' prior written notice is given to Agent. In the event of any loss thereunder, the carriers named therein hereby are directed by Agent and Borrower to make payment for such loss to Agent and not to Borrower and Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to Borrower and Agent jointly, Agent may endorse Borrower's name thereon and do such other things as Agent may deem advisable to reduce the same to cash. Agent is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses (a) and (b) above. All loss recoveries received by Agent upon any such insurance may be applied to the Obligations, in such order as Agent in its sole discretion shall determine. Any surplus shall be paid by Agent to Borrower or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Borrower to Agent, on demand.

     4.12 FAILURE TO PAY INSURANCE.

          (a) If Borrower fails to obtain insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may obtain such insurance and pay the premium therefor on behalf of Borrower, and charge Borrower's Account therefor as a Revolving Advance and such expenses so paid shall be part of the Obligations.

          (b) Unless Borrower provides Agent with evidence of the insurance coverage required by this Agreement, Agent may purchase insurance at the expense of Borrower to protect Agent's and Lenders' interests in the Collateral. This insurance may, but need not, protect Borrower's interests. The coverage that Agent purchases may not pay any claim that is made against Borrower in connection with the Collateral. Borrower may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrower has obtained insurance as required by this Agreement. If Agent purchases insurance for the Collateral, Borrower will be responsible for the costs of that insurance, including interest and any other charges that may be imposed with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the amount of the Obligations. The costs of the insurance may be more than the cost of the insurance Borrower may be able to obtain.

     4.13 PAYMENT OF TAXES. Borrower will pay, when due, all taxes, assessments and other Charges lawfully levied or assessed upon Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes, except such taxes, assessments or Charges to the extent that Borrower has contested or disputed those taxes, assessments or Charges in good faith, by expeditious protest, administrative or judicial appeal or similar proceeding provided that any related tax lien is stayed and sufficient reserves are established to the reasonable satisfaction of Agent. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between Borrower and Agent or any Lender which Agent or any Lender may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Agent's or any Lender's opinion, may possibly create a valid Lien on the Collateral, Agent may without notice to Borrower pay the taxes, assessments or other Charges and Borrower hereby indemnifies and holds Agent and each Lender harmless in respect thereof. Agent will not pay any taxes, assessments or Charges to the extent that Borrower has contested or disputed those taxes, assessments or Charges in good faith, by expeditious protest, administrative or judicial appeal or similar proceeding provided that any related tax lien is stayed and sufficient reserves are established to the reasonable satisfaction of Agent to protect Agent's security interest in or Lien on the Collateral. The amount of any payment by Agent under this Section 4.13 shall be charged to Borrower's Account as a Revolving Advance and added to the Obligations and, until Borrower shall furnish Agent with an indemnity therefor (or supply Agent with evidence satisfactory to Agent that due provision for the payment thereof has been made), Agent may hold without interest any balance standing to Borrower's credit and Agent shall retain its security interest in any and all Collateral held by Agent.

     4.14 PAYMENT OF LEASEHOLD OBLIGATIONS. Borrower shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at Agent's request will provide evidence of having done so, provided, however, Borrower may contest or dispute in good faith any obligations under such leases provided that sufficient reserves are established to the reasonable satisfaction of Agent.

     4.15 RECEIVABLES.

          (a) NATURE OF RECEIVABLES. Each of the Receivables shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of Borrower, or work, labor or services theretofore rendered by Borrower as of the date each Receivable is created. Same shall be due and owing in accordance with Borrower's standard terms of sale without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by Borrower to Agent.

          (b) SOLVENCY OF CUSTOMERS. Except as has been disclosed to Agent in writing, each Customer, to the best of Borrower's knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due or with respect to such Customers of Borrower who are not solvent Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.


          (c) LOCATIONS OF BORROWER. Borrower's chief executive office is located at the address set forth on Schedule 4.15(c) hereto. Until written notice is given to Agent by Borrower of any other office at which Borrower keeps its records pertaining to Receivables, all such records shall be kept at the offices listed on Schedule 4.15(b).

          (d) COLLECTION OF RECEIVABLES. Until Borrower's authority to do so is terminated by Agent (which notice Agent may give at any time during the continuance of an Event of Default), Borrower will, at Borrower's sole cost and expense, but on Agent's behalf and for Agent's account, collect as Agent's property and in trust for Agent all amounts received on Receivables, and shall not commingle such collections with Borrower's funds or use the same except to pay Obligations (until Obligations have been paid in full) or as provided for in any cash management arrangement with Agent.

          (e) NOTIFICATION OF ASSIGNMENT OF RECEIVABLES. At any time during the continuance of an Event of Default, Agent shall have the right to send notice of the assignment of, and Agent's security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral and Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Agent's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrower's Account and added to the Obligations.

          (f) POWER OF AGENT TO ACT ON BORROWER'S BEHALF. At any time during the continuance of an Event of Default, Agent shall have the right to receive, endorse, assign and/or deliver in the name of Agent or Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. At any time during the continuance of an Event of Default (or at any time in the case of subclause
     (iv)), Borrower hereby constitutes Agent or Agent's designee as Borrower's attorney with power (i) to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (ii) to sign Borrower's name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (iii) to send verifications of Receivables to any Customer (and Agent shall endeavor to promptly provide a copy of any such verification to Borrower, provided that Agent shall have no liability to Borrower for, and no default shall occur under this Agreement as a result of Agent's, failure to provide such copies to Borrower); (iv) to sign Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent's interest in the Collateral and to file same; (v) to demand payment of the Receivables; (vi) to enforce payment of the Receivables by legal proceedings or otherwise; (vii) to exercise all of Borrower's rights and remedies with respect to the collection of the Receivables and any other Collateral; (viii) to settle, adjust, compromise, extend or renew the Receivables; (ix) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (x) to prepare, file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any Customer; (xi) to prepare, file and sign Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and (xii) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. Agent shall have the right at any time during the continuance of an Event of Default, to change the address for delivery of mail addressed to Borrower to such address as Agent may designate and to receive, open and dispose of all mail addressed to Borrower.

          (g) NO LIABILITY. Neither Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom. Agent may, without notice or consent from Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. Agent is authorized and empowered to accept during the continuance of an Event of Default the return of the goods represented by any of the Receivables, without notice to or consent by Borrower, all without discharging or in any way affecting Borrower's liability hereunder.

          (h) ESTABLISHMENT OF A LOCKBOX ACCOUNT, DOMINION ACCOUNT. All funds of Borrower, including but not limited to all proceeds of Collateral, shall, at the direction of Agent, be deposited by Borrower into a dominion account or such other "blocked account" ("Blocked Accounts") as Agent may require pursuant to an arrangement with such bank as may be selected by Borrower and be acceptable to Agent. Borrower shall issue to any such bank, an irrevocable letter of instruction directing said bank to transfer such funds so deposited to Agent, either to any account maintained by Agent at said bank or by wire transfer to appropriate account(s) of Agent. All funds deposited in such Blocked Account shall immediately become the property of Agent to be applied against the Obligations in accordance with any cash management arrangement with Agent and Borrower shall obtain the agreement by such bank to waive any offset rights against the funds so deposited. Neither Agent nor any Lender assumes any responsibility for such blocked account arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, Agent may establish depository accounts ("Depository Accounts") in the name of Agent at a bank or banks for the deposit of such funds and Borrower shall deposit all funds, including proceeds of Collateral, or cause same to be deposited, in kind, in such Depository Accounts of Agent in lieu of depositing same to the Blocked Accounts.

          (i) ADJUSTMENTS. Borrower shall not, without Agent's consent, compromise or adjust any material amount of the Receivables (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, extensions, returns, discounts, credits and allowances as have been heretofore customary in the business of Borrower.

     4.16 INVENTORY. To the extent Inventory held for sale or lease has been produced by Borrower, it has been and will be produced by Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.

     4.17 MAINTENANCE OF EQUIPMENT. The Equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved. Borrower shall not use or operate the Equipment in violation of any law, statute, ordinance, code, rule or regulation.

     4.18 EXCULPATION OF LIABILITY. Nothing herein contained shall be construed to constitute Agent or any Lender as Borrower's agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume Borrower's obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

     4.19 ENVIRONMENTAL MATTERS.

          (a) Borrower shall ensure that the Real Property remains in compliance with all Environmental Laws if failure to do so would have a Material Adverse Effect on Borrower and it shall not place or permit to be placed any Hazardous Substances on any Real Property except as permitted by applicable law or appropriate governmental authorities.

          (b) Borrower shall establish and maintain a system to reasonably assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic reviews of such compliance.

          (c) Borrower shall (i) employ in connection with the use of the Real Property appropriate technology necessary to maintain compliance with any applicable Environmental Laws and (ii) dispose of any and all Hazardous Waste generated at the Real Property only at facilities and with carriers that maintain valid permits under RCRA and any other applicable Environmental Laws. Borrower shall use its best efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by Borrower in connection with the transport or disposal of any Hazardous Waste generated at the Real Property.

          (d) Except where failure to do so could not reasonably be expected to have a Material Adverse Effect on Borrower, in the event Borrower obtains, gives or receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Substances at the Real Property (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Real Property or Borrower's interest therein (any of the foregoing is referred to herein as an "Environmental Complaint") from any Person, including any state agency responsible in whole or in part for environmental matters in the state in which the Real Property is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "Authority"), then Borrower shall, within five (5) Business Days of receipt of such notice, request for information or notification, give written notice of same to Agent detailing facts and circumstances of which Borrower is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Agent to protect its security interest in the Real Property and the Collateral and is not intended to create nor shall it create any obligation upon Agent or any Lender with respect thereto.

          (e) Except where failure to do so could not reasonably be expected to have a Material Adverse Effect on Borrower, Borrower shall promptly forward to Agent copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by Borrower to dispose of Hazardous Substances and shall continue to forward copies of correspondence between Borrower and the Authority regarding such claims to Agent until the claim is settled or otherwise reasonably resolved to the satisfaction of Agent. Borrower shall promptly forward to Agent copies of all documents and reports concerning a Hazardous Discharge at the Real Property that Borrower is required to file under any Environmental Laws. Such information is to be provided solely to allow Agent to protect Agent's security interest in the Real Property and the Collateral.

          (f) Except where failure to do so could not reasonably be expected to have a Material Adverse Effect on Borrower, Borrower shall respond promptly to any Hazardous Discharge or Environmental Complaint and take all reasonably necessary action as may be required by Environmental Laws in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien. If Borrower shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or Borrower shall fail to comply with any of the requirements of any Environmental Laws, Agent on behalf of Lenders may, but without the obligation to do so, if Agent reasonably believes such failure could have a Material Adverse Effect on Borrower for the sole purpose of protecting Agent's interest in
     Collateral: (A) give such notices or (B) enter onto the Real Property (or authorize third parties to enter onto the Real Property) and take such actions as Agent (or such third parties as directed by Agent) deem reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by Agent and Lenders (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate constituting Revolving Advances shall be paid upon demand by Borrower, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between Agent, any Lender and Borrower.

          (g) Promptly upon the written request of Agent from time to time, Borrower shall provide Agent, at Borrower's expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Agent, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within the Real Property. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Agent. If such estimates, individually or in the aggregate, exceed $100,000, Agent shall have the right to require Borrower to post a bond, letter of credit or other security reasonably satisfactory to Agent to secure payment of these costs and expenses.

          (h) Borrower shall defend and indemnify Agent and Lenders and hold Agent, Lenders and their respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by Agent or Lenders under or on account of any Environmental Laws, including, without limitation, the assertion of any Lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances affecting the Real Property, whether or not the same originates or emerges from the Real Property or any contiguous real estate, including any loss of value of the Real Property as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting directly from actions on the part of Agent or any Lender or any other third party after Agent or any Lender have taken title to the Real Property. Borrower's obligations under this Section
     4.19 shall arise upon the discovery of the presence of any Hazardous Substances at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Borrower's obligation and the indemnifications hereunder shall survive the termination of this Agreement.

          (i) For purposes of Sections 4.19 and 5.7, all references to Real Property shall be deemed to include all of Borrower's right, title and interest in and to its owned and leased premises.

4.20 FINANCING STATEMENTS. Except with respect to the financing statements filed by Agent and the financing statements with respect to Liens described on
Schedule 1.2, no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.

                       V. REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants as follows:

     5.1 AUTHORITY. Borrower has full power, authority and legal right to enter into this Agreement and the Other Documents and to perform all its Obligations hereunder and thereunder. This Agreement and the Other Documents constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Agreement and of the Other Documents (a) are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's by-laws, certificate of incorporation or other applicable documents relating to Borrower's formation or to the conduct of Borrower's business or of any material agreement or undertaking to which Borrower is a party or by which Borrower is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of Borrower under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which Borrower is a party or by which it or its property may be bound.

     5.2 FORMATION, CAPITAL STRUCTURE AND QUALIFICATION.

          (a) Borrower is duly incorporated and in good standing under the laws of the state listed on Schedule 5.2(a) and is qualified to do business and is in good standing in the states listed on Schedule 5.2(a) which constitute all states in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect on Borrower. Borrower has delivered to Agent true and complete copies of its certificate of incorporation and by-laws and will promptly notify Agent of any amendment or changes thereto.

          (b) The only Subsidiaries of Borrower are listed on Schedule 5.2(b) .

          (c) Schedule 5.2(c) hereto contains (i) a complete listing of each of Borrower's Instruments (excluding checks), Deposit Accounts, Investment Property, Letter of Credit Rights, Chattel Paper, Documents and Commercial Tort Claims having a value in excess of One Hundred Thousand Dollars ($100,000); and (ii) a complete listing of the name and address of each bailee, warehousemen, landlord or other third parties at which any Collateral or other assets of Borrower is now or will at any time hereafter be located.

          (d) The authorized capital stock of Borrower is listed on SCHEDULE 5.2(D). The information with respect to the issued and outstanding shares reflected on SCHEDULE 5.2(D) as of the date reflected thereon is true and accurate. All of such outstanding shares of Borrower's stock are duly authorized, validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and have not been issued in violation of any preemptive rights. Except as listed on SCHEDULE 5.2(D), there are no outstanding securities of Borrower convertible into or evidencing the right to purchase or subscribe for any shares of stock of Borrower; there are not outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating Borrower to issue any shares of its stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are not agreements or understandings with respect to the voting, sale or transfer of any shares of capital stock of Borrower to which Borrower is a party.

     5.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in this Agreement and the Other Documents shall be true at the time of Borrower's execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

     5.4 TAX RETURNS. Borrower's federal tax identification number is set forth on Schedule 5.4. Borrower has filed all federal, state and local tax returns and other reports each is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. Except as set forth on Schedule 5.4, Federal, state and local income tax returns of Borrower have been examined and reported upon by the appropriate taxing authority or closed by applicable statute and satisfied for all fiscal years prior to and including the fiscal year ending 2002. The provision for taxes on the books of Borrower are adequate for all years not closed by applicable statutes, and for its current fiscal year, and Borrower has no knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

     5.5 FINANCIAL STATEMENTS.

          (a) The quarterly cash flow projections of Borrower on a consolidated basis and its projected balance sheets as of the Closing Date, copies of which are annexed hereto as EXHIBIT 5.5(A) (the "Projections") were prepared by the Chief Financial Officer of Borrower, are based on underlying assumptions which provide a reasonable basis for the projections contained therein and reflect Borrower's judgment based on present circumstances of the most likely set of conditions and course of action for the projected period.

          (b) The consolidated and consolidating balance sheets of Borrower, its Subsidiaries and such other Persons described therein (including the accounts of all Subsidiaries for the respective periods during which a subsidiary relationship existed) as of June 30, 2003, and the related statements of income, changes in stockholder's equity, and changes in cash flow for the period ended on such date, copies of which have been delivered to Agent, have been prepared in accordance with GAAP, consistently applied (except for changes in application in which such accountants concur) and present fairly the financial position of Borrower and its Subsidiaries at such date and the results of their operations for such period. Except as described in Schedule 5.5, since June 30, 2003, there has been no change in the financial condition of Borrower or its Subsidiaries as shown on the consolidated balance sheet as of such date and no change in the aggregate value of machinery, equipment and Real Property owned by Borrower and its Subsidiaries, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

     5.6 CORPORATE NAME. Except as set forth on Schedule 5.6, Borrower has not been known by any other corporate name in the past five years and does not sell Inventory under any other name, nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years.

     5.7 O.S.H.A. AND ENVIRONMENTAL COMPLIANCE.

          (a) Borrower has duly complied with, and its facilities, business, assets, property, leaseholds and Equipment are in compliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act, the Environmental Protection Act, RCRA and all other Environmental Laws; there have been no outstanding citations, notices or orders of non-compliance issued to Borrower or relating to its business, assets, property, leaseholds or Equipment under any such laws, rules or regulations.

          (b) Borrower has been issued all required federal, state and local licenses, certificates or permits relating to all applicable Environmental Laws, unless the failure to obtain such licenses, certificates or permits could not reasonably be expected to have a Material Adverse Effect on Borrower.

          (c) (i) There are no visible signs of releases, spills, discharges, leaks or disposal (collectively referred to as "Releases") of Hazardous Substances at, upon, under or within any Real Property or any premises leased by Borrower; (ii) there are no underground storage tanks or polychlorinated biphenyls on the Real Property or any premises leased by Borrower; (iii) neither the Real Property nor any premises leased by Borrower has ever been used as a treatment, storage or disposal facility of Hazardous Waste other than interim storage as permitted under Environmental Laws; and (iv) no Hazardous Substances are present on the Real Property or any premises leased by Borrower, excepting such quantities as are handled in accordance with all applicable manufacturer's instructions and governmental regulations and in proper storage containers and as are necessary for the operation of the commercial business of Borrower or of its tenants.

     5.8 SOLVENCY; NO LITIGATION, VIOLATION, INDEBTEDNESS OR DEFAULT.

          (a) Borrower is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage, and (i) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

          (b) Except as disclosed in Schedule 5.8(b) , Borrower has (i) no pending or threatened litigation, arbitration, actions or proceedings which are reasonably likely to have a Material Adverse Effect on Borrower, and
     (ii) no liabilities nor indebtedness for borrowed money other than the Obligations.

          (c) Borrower is not in violation of any applicable statute, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect on Borrower, nor is Borrower in violation of any order of any court, governmental authority or arbitration board or tribunal.

          (d) Borrower nor any member of the Controlled Group maintains or contributes to any Plan other than those listed on Schedule 5.8(d) hereto. Except as set forth in Schedule 5.8(d) , (i) no Plan has incurred any "accumulated funding deficiency," as defined in Section 302(a) (2) of ERISA and Section 412(a) of the Code, whether or not waived, and Borrower and each member of the Controlled Group has met all applicable minimum funding requirements under Section 302 of ERISA in respect of each Plan, (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code, (iii) Borrower nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid,
     (iv) no Plan has been terminated by the plan administrator thereof nor by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan, (v) at this time, the current value of the assets of each Plan exceeds the present value of the accrued benefits and other liabilities of such Plan and Borrower nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabilities, (vi) Borrower nor any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan, (vii) Borrower nor any member of a Controlled Group has incurred any liability for any excise tax arising under Section 4972 or 4980B of the Code, and no fact exists which could give rise to any such liability, (viii) Borrower nor any member of the Controlled Group nor any fiduciary of, nor any trustee to, any Plan, has engaged in a "prohibited transaction" described in Section 406 of the ERISA or Section 4975 of the Code nor taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA, (ix) Borrower and each member of the Controlled Group has made all contributions due and payable with respect to each Plan,
     (x) there exists no event described in Section 4043(b) of ERISA, for which the thirty (30) day notice period contained in 29 CFR Section 2615.3 has not been waived, (xi) Borrower nor any member of the Controlled Group has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than employees or former employees of Borrower and any member of the Controlled Group, and (xii) Borrower nor any member of the Controlled Group has withdrawn, completely or partially, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

     5.9 PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES. All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, design rights, tradenames, assumed names, trade secrets and licenses owned or utilized by Borrower are set forth on Schedule 5.9, are valid and have been duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no valid objection to or pending challenge to the validity of any such patent, trademark, copyright, design right, tradename, trade secret or license and Borrower is not aware of any valid grounds for any challenge, except as set forth in Schedule 5.9 hereto. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, design right, copyright, copyright application and copyright license owned or held by Borrower and all trade secrets used by Borrower consist of original material or property developed by Borrower or was lawfully acquired by Borrower from the proper and lawful owner thereof. Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof, except where failure to do so could not reasonably be expected to have a Material Adverse Effect on Borrower or such Collateral. With respect to all software used by Borrower, Borrower is in possession of all source and object codes related to each piece of software or is the beneficiary of a source code escrow agreement, each such source code escrow agreement being listed on Schedule 5.9 hereto.

     5.10 LICENSES AND PERMITS.  Except as set forth in Schedule 5.10,  Borrower
(a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state, provincial or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could reasonably be expected to have a Material Adverse Effect on Borrower.

     5.11 DEFAULT OF INDEBTEDNESS. (i) Except as set forth on Schedule 5.11(a), Borrower is not in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder, except for defaults in the payment of any trade payable the aggregate outstanding amount of which does not exceed $500,000; and (ii) except as set forth on Schedule 5.11(b), Borrower is not in default in the payment or performance of any of its contractual obligations other than Indebtedness described in clause (i) of this Section 5.11.

     5.12 INTENTIONALLY OMITTED.

     5.13 NO BURDENSOME RESTRICTIONS. Borrower is not a party to any contract or agreement the performance of which could reasonably be expected to have a Material Adverse Effect on Borrower. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

     5.14 NO LABOR DISPUTES. Borrower is not involved in any labor dispute; there are no strikes or walkouts or union organization of Borrower's employees threatened or in existence and no labor contract is scheduled to expire prior to the Termination Date other than as set forth on Schedule 5.14 hereto.

     5.15 MARGIN REGULATIONS. Borrower is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Revolving Advance will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

     5.16 INVESTMENT COMPANY ACT. Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

     5.17 DISCLOSURE. No representation or warranty made by Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed to Agent in writing with respect to the transactions contemplated by this Agreement which could reasonably be expected to have a Material Adverse Effect on Borrower.

     5.18 HEDGE AGREEMENT. Borrower is not, nor will it be a party to, any Hedge Agreement without first obtaining the prior written consent of Agent, which consent shall not be unreasonably withheld.

     5.19 CONFLICTING AGREEMENTS. Except as set forth on Schedule 5.19, no provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on Borrower or affecting the Collateral conflicts with, or requires any Consent which has not already been obtained, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Other Documents.

     5.20 APPLICATION OF CERTAIN LAWS AND REGULATIONS. Borrower nor any Affiliate of Borrower is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness, including without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

     5.21 BUSINESS AND PROPERTY OF BORROWER. Upon and after the Closing Date, Borrower will not engage in any business other than the Line of Business and activities necessary to conduct the foregoing. On the Closing Date, Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of the business of Borrower.

     5.22 SECTION 20 SUBSIDIARIES. Borrower does not intend to use and shall not use any portion of the proceeds of the Revolving Advances, directly or indirectly, to purchase during the underwriting period, or for 30 days thereafter, Ineligible Securities being underwritten by a Section 20 Subsidiary.

                           VI. AFFIRMATIVE COVENANTS

     Borrower shall, until payment in full of the Obligations and termination of this Agreement:

     6.1 PAYMENT OF FEES. Pay to Agent on demand all usual and customary fees and expenses which Agent incurs in connection with (a) the forwarding of Revolving Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts or Depository Accounts as provided for in Section 4.15(h). Agent may, without making demand, charge Borrower's Account for all such fees and expenses.

     6.2 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE AND ASSETS. (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect on Borrower; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect on Borrower.

     6.3 VIOLATIONS. Promptly notify Agent in writing of any violation of any law, statute, regulation or ordinance of any Governmental Body, or of any agency thereof, applicable to Borrower which could reasonably be expected to have a Material Adverse Effect on Borrower.

     6.4 GOVERNMENT RECEIVABLES. Take all steps necessary to protect Agent's interest in the Collateral under the Federal Assignment of Claims Act or other applicable state or local statutes or ordinances and deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between Borrower and the United States, any state or any department, agency or instrumentality of any of them.

     6.5 NET WORTH. Maintain a Net Worth as of the date set forth below of not less than the amount set opposite such date:

                      DATE                              MINIMUM NET WORTH
       ----------------------------------- -- ----------------------------------
       December 31, 2003                   -       ($25,000,000)
       March 30, 2004                      -       ($25,000,000)
       June 30, 2004                       -       ($20,000,000)
       September 30, 2004                  -       ($15,000,000)
       December 31, 2004                   -       ($5,000,000)
       March 30, 2005                      -       ($0)
       June 30, 2005                       -       $5,000,000
       September 30, 2005                  -       $10,000,000
       December 31, 2005 and thereafter    -       $15,000,000

     6.6 FIXED CHARGE COVERAGE RATIO. Maintain during each period consisting of four (4) consecutive fiscal quarters of Borrower on a consolidated basis a Fixed Charge Coverage Ratio for the period ending on each of the dates set forth below not less than the ratio set forth opposite such period end date:

                 PERIOD END DATE                             COVERAGE RATIO
        ----------------------------------- -- ---------------------------------
        March 30, 2004                      -                    (2.5)
        June 30, 2004                       -                    (1.5)
        September 30, 2004                  -                    (1.0)
        December 31, 2004                   -                     1.00
        March 30, 2005                      -                     1.50
        June 30, 2005                       -                     1.50
        September 30, 2005                  -                     2.00
        December 31, 2005 and thereafter    -                     2.00

Notwithstanding the foregoing, for the period ending December 31, 2003, the Fixed Charge Coverage Ratio shall be calculated for the fiscal quarter ending on such date rather than on the prior four fiscal quarters, for the period ending March 30, 2004, the Fixed Charge Coverage Ratio shall be calculated for period of two (2) consecutive fiscal quarters ending on such date rather than on the prior four fiscal quarters, and for the period ending June 30, 2004, the Fixed Charge Coverage Ratio shall be calculated for period of three (3) consecutive fiscal quarters ending on such date rather than on the prior four fiscal quarters.

     6.7 EXECUTION OF SUPPLEMENTAL INSTRUMENTS. Execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may request, in order that the full intent of this Agreement may be carried into effect.

     6.8 PAYMENT OF INDEBTEDNESS. Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its obligations and liabilities of whatever nature, except when the failure to do so could not reasonably be expected to have a Material Adverse Effect or when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Lenders.

     6.9 STANDARDS OF FINANCIAL STATEMENTS. Cause all financial statements referred to in Sections 9.7, 9.8, 9.9, 9.10, 9.11 and 9.12 as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

     6.10 FURTHER ASSURANCES. (i) Promptly upon request by Agent, or any Lender through Agent, correct any material defect or error that may be discovered in this Agreement or any Other Document or in the execution, acknowledgment, filing or recordation thereof, and (ii) promptly upon request by Agent, or any party through Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as Agent, or any Lender through Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of this Agreement or any Other Document, (B) to the fullest extent permitted by applicable law, subject Borrower or any of its properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Other Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Other Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Agent and Lenders the rights granted or now or hereafter intended to be granted to the Administrative Agent and Lenders under this Agreement or any Other Documents or under any other instrument executed in connection with this Agreement or any Other Document to which Borrower or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so. Notwithstanding the foregoing, Borrower shall not be required to pledge more than 65% of the equity of any foreign Subsidiary.

     6.11 KEEPING OF BOOKS AND RECORDS. Keep and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of Borrower and each of its Subsidiaries in accordance with GAAP, and (ii) evidence all Indebtedness from and between Borrower and RVSI Europe Limited by a promissory note in the form of EXHIBIT F hereto (the "RVSI Inter-Company Note"), the original of which will be held by Agent as collateral for the Obligations.

     6.12 BANK ACCOUNTS. Maintain at all times all of its primary operating and disbursement account with PNC; provided, however, that Borrower may maintain deposits in employee payroll and other similar ordinary course of business accounts with financial institutions other than Agent in an amount not to exceed $1,200,000 in the aggregate. Notwithstanding the foregoing, Borrower may maintain accounts with financial institutions other than Agent for the sole purpose of holding proceeds from equity offerings (including equity proceeds raised prior to the Closing Date), provided that Borrower provides Agent with a list of such accounts and notice of the creation of any new accounts for such purpose.

     6.13 FILING OF CERTIFICATE OF AMENDMENT. (i) Simultaneously with the execution of this Agreement, shall file or caused to be filed with the Delaware Secretary of State Borrower's Certificate of Amendment in the form attached hereto as EXHIBIT B effectuating a reverse stock split in a conversion ratio of "5 to 1".

                            VII. NEGATIVE COVENANTS

     Borrower shall not, without the prior written consent of EXIM Bank and Agent until satisfaction in full of the Obligations and termination of this
Agreement:

     7.1 MERGER, CONSOLIDATION, ACQUISITION AND SALE OF ASSETS.

          (a) Enter into any merger, consolidation or other reorganization with or into any other Person or permit any other Person (other than a wholly-owned Subsidiary) to consolidate with or merge with it;

          (b) Sell, lease, transfer or otherwise dispose of any of its material properties or assets, except for (i) sales of Inventory in the ordinary course of its business and (ii) sales or dispositions of obsolete or unnecessary Equipment or Inventory; or

          (c) Acquire all or a substantial portion of the assets or stock of any Person.

     7.2 CREATION OF LIENS. Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

     7.3 GUARANTEES. Become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) as disclosed on Schedule 7.3, (b) the endorsement of checks in the ordinary course of business and (c) as permitted under Section 7.8 hereof, including any guaranties of the Obligations.

     7.4 INVESTMENTS. Purchase or acquire obligations or stock of, or any other interest in, any Person (such purchases or acquisitions collectively, "Investments"), except (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof, (e) Investments in Foreign Subsidiaries in an aggregate amount at all times for Borrower not to exceed (i) $1,000,000 in any single calendar year; (f) as set forth on Schedule 7.4 and (g) Investments in addition to the Investments otherwise permitted hereunder not to exceed $1,000,000 in the aggregate.

     7.5 LOANS. Make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate except with respect to the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business.

     7.6 CAPITAL EXPENDITURES. Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases and capitalized software) in excess of the following amounts during the periods reflected below:

       PERIOD:                                                   AMOUNT:
       Commencing on the Closing Date and ending on the          Aggregate amount in excess of $2,000,000
       1st anniversary of the Closing Date
       Commencing on the 1st Anniversary of the Closing          Aggregate amount in excess of $3,000,000
       Date - and ending on the Termination Date


     7.7 DIVIDENDS. Declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of Borrower (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of Borrower.

     7.8 INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (a) the Obligations owing to Lenders, (b) Indebtedness incurred for capital expenditures permitted under
Section 7.6 hereof, (c) Indebtedness  existing on the Closing Date and listed on
Schedule 7.8 hereto, (f) guarantees permitted under Section 7.3 hereof, (g) Indebtedness on account of Current Liabilities (other than for money borrowed) incurred in the normal and ordinary course of business and (h) unsecured Indebtedness in addition to the Indebtedness otherwise permitted hereunder not to exceed $500,000 in the aggregate.


     7.9 NATURE OF BUSINESS. Substantially change the nature of the business in which it is presently engaged, nor, except as specifically permitted in this Agreement, purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

     7.10 TRANSACTIONS WITH AFFILIATES.  Except for those transactions listed on
Schedule 7.10 hereto, directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except transactions in the ordinary course of business, on an arm's-length basis on terms no less favorable than terms which would have been obtainable from a Person other than an Affiliate.

     7.11 LEASES. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $2,000,000 in any one fiscal year in the aggregate for Borrower.

     7.12 SUBSIDIARIES.

          (a) Form any Subsidiary;

          (b) Enter into any partnership, joint venture or similar arrangement.

     7.13  FISCAL  YEAR AND  ACCOUNTING  CHANGES.  Change its  fiscal  year from
September 30 or make any change (a) in accounting treatment and reporting practices except as required by GAAP or (b) in tax reporting treatment except as required by law.

     7.14 PLEDGE OF CREDIT. Now or hereafter pledge Agent's or any Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Revolving Advance in or for any business other than Borrower's business as conducted on the date of this Agreement.

     7.15 AMENDMENT OF ARTICLES OF INCORPORATION, BY-LAWS. Except as described on Schedule 7.15, amend, modify or waive any term or material provision of its Articles of Incorporation or By-Laws unless required by law.

     7.16 COMPLIANCE WITH ERISA. (a) (i) Maintain, or permit any member of the Controlled Group to maintain, or (ii) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 5.8(d) , (b) engage, or permit any member of the Controlled Group to engage, in any non-exempt "prohibited transaction", as that term is defined in Section 406 of ERISA and
Section 4975 of the Code, (c) incur, or permit any member of the Controlled Group to incur, any material "accumulated funding deficiency", as that term is defined in Section 302 of ERISA or Section 412 of the Code, (d) terminate, or permit any member of the Controlled Group to terminate, any Plan where such event could result in any material liability of Borrower or any member of the Controlled Group or the imposition of a lien on the property of Borrower or any member of the Controlled Group pursuant to Section 4068 of ERISA, (e) assume, or permit any member of the Controlled Group to assume, any obligation to contribute to any Multiemployer Plan not disclosed on Schedule 5.8(d) , (f) incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan; (g) fail promptly to notify Agent of the occurrence of any Termination Event, (h) fail to comply, or permit a member of the Controlled Group to fail to comply, with the requirements of ERISA or the Code or other applicable laws in respect of any Plan if such failure could reasonably be expected to have a Material Adverse Effect on the Controlled Group or Borrower, or (i) fail to meet, or permit any member of the Controlled Group to fail to meet, all minimum funding requirements under ERISA or the Code or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect of any Plan if such failure could reasonably be expected to have a Material Adverse Effect on the Controlled Group or Borrower. Notwithstanding the foregoing, upon at least thirty (30) days written notice to Agent, Borrower may merge any existing Plans or form a new Plan so long as the merging or formation of such Plans could not reasonably be expected to have a Material Adverse Effect on the Controlled Group or Borrower.

     7.17 PREPAYMENT OF INDEBTEDNESS. Except as described on Schedule 7.17, at any time, directly or indirectly, prepay any Indebtedness for borrowed money (other than to Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness for borrowed money of Borrower.

                           VIII. CONDITIONS PRECEDENT

     8.1 CONDITIONS TO INITIAL REVOLVING ADVANCES. The agreement of Lenders to make the initial Revolving Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by Lenders, immediately prior to or concurrently with the making of such Revolving Advances, of the following conditions precedent:

          (a) LOAN DOCUMENTS. Agent shall have received this Agreement and Other Documents duly executed and delivered by an authorized officer of Borrower;

          (b) EXIM BANK GUARANTEE. The EXIM Bank guarantees (the "EXIM Bank Guarantee") the payment of ninety percent (90%) of the Export-Related Revolving Advances (including all unreimbursed reimbursement obligations arising from disbursements made or obligations incurred with respect to the Export-Related Letters of Credit) subject to the terms and conditions of a Master Guarantee Agreement No. PA-MGA-99-006 dated July 20, 1999, the EXIM Bank Loan Authorization Notice and, to the extent applicable, the EXIM Bank Delegated Authority Letter Agreement.

          (c) FILINGS, REGISTRATIONS AND RECORDINGS. Each document (including, without limitation, any UCC financing statement) required by this Agreement, any related agreement or under law or reasonably requested by Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected first priority security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

          (d) CORPORATE PROCEEDINGS OF BORROWER. Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of Borrower authorizing (i) the execution, delivery and performance of this Agreement, the Other Documents and any related agreements and (ii) the granting by Borrower of the security interests in and liens upon the Collateral in each case certified by the Secretary or an Assistant Secretary of Borrower as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (e) INCUMBENCY CERTIFICATES OF BORROWER. Agent shall have received a certificate of the Secretary or an Assistant Secretary of Borrower, dated the Closing Date, as to the incumbency and signature of the officers of Borrower executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

          (f) CERTIFICATES. Agent shall have received a copy of the Articles of Organization or Formation (as the case may be) of Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of Borrower and all agreements of Borrower's shareholders, certified as accurate and complete by the Secretary of Borrower;

          (g) GOOD STANDING CERTIFICATES. Agent shall have received good standing certificates for Borrower dated not more than twenty (20) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of Borrower's jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's business activities or the ownership of its properties necessitates qualification;

          (h) LEGAL OPINION. Agent shall have received the executed legal opinion of Sonnenschein Nath & Rosenthal LLP in form and substance satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Agreement, the Revolving Notes, Other Documents and related agreements as Agent may reasonably require and Borrower hereby authorizes and directs such counsel to deliver such opinion to Agent and Lenders;

          (i) NO LITIGATION. (i) No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against Borrower or against the officers or directors of Borrower (A) in connection with the Other Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Agent, is deemed material or (B) which could, in the reasonable opinion of Agent, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body;

          (j) FINANCIAL CONDITION CERTIFICATES. Agent shall have received an executed Financial Condition Certificate in the form of EXHIBIT 8.1(I).

          (k) COLLATERAL EXAMINATION. Agent shall have completed Collateral examinations and received appraisals, the results of which shall be satisfactory in form and substance to Lenders, of the Receivables, Inventory, General Intangibles and Equipment of Borrower and all books and records in connection therewith;

          (l) FEES. Agent shall have received all fees payable to Agent and Lenders on or prior to the Closing Date pursuant to Article III hereof;

          (m) PROJECTIONS. Agent shall have received a copy of the Projections which shall be satisfactory in all respects to Lenders;

          (n) INSURANCE. Agent shall have received in form and substance satisfactory to Agent, certified copies of Borrower's casualty insurance policies, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee, and certified copies of Borrower's liability insurance policies, together with endorsements naming Agent as a co-insured;

          (o) REAFFIRMATION OF SUBORDINATION AGREEMENTS. Borrower shall have delivered to Agent, reaffirmations of and amendments to the Subordination Agreements, in form and substance acceptable to Agent, EXIM Bank and RI.

          (p)  PAYMENT   INSTRUCTIONS.   Agent  shall  have   received   written
     instructions from Borrower directing the application of proceeds of the initial Revolving Advances made pursuant to this Agreement;

          (q) BLOCKED ACCOUNTS. Agent shall have received duly executed agreements establishing the Blocked Accounts or Depository Accounts with financial institutions acceptable to Agent for all collection accounts with financial institutions other than Agent or as otherwise required by the Documents;

          (r) CONSENTS. Agent shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and, Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Agent and its counsel shall deem necessary including without limitation any UCC-3 termination statements;

          (s) NO ADVERSE MATERIAL CHANGE. (i) since October 31, 2003, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect and (ii) no representations made or information supplied to Agent shall have been proven to be inaccurate or misleading in any material respect;

          (t)  LEASEHOLD   AGREEMENTS.   Agent  shall  have  received  landlord,
     mortgagee or warehouseman agreements satisfactory to Agent with respect to all premises leased by Borrower at which Inventory is located;

          (u) CONTRACT REVIEW. Agent shall have reviewed all material contracts of Borrower including, without limitation, leases, union contracts, labor contracts, vendor supply contracts, license agreements and distributorship agreements and such contracts and agreements shall be satisfactory in all respects to Agent;

          (v) CLOSING CERTIFICATE. Agent shall have received a closing certificate signed by the Chief Financial Officer of Borrower dated as of the date hereof, stating that (i) all representations and warranties set forth in this Agreement and the Other Documents are true and correct on and as of such date, (ii) Borrower is on such date in compliance with all the terms and provisions set forth in this Agreement and the Other Documents and (iii) on such date no Default or Event of Default has occurred or is continuing;

          (w) BORROWING BASE. Agent shall have received evidence from Borrower that the Export-Related Formula Amount is sufficient in value and amount to support the Export-Related Revolving Advances in the amount requested by Borrower on the Closing Date and that the Non-Guaranteed Formula Amount is sufficient in value and amount to support the Non-Guaranteed Revolving Advances in the amount requested by Borrower on the Closing Date;

          (x) WARRANTS. Warrants as described in the Warrant Letter have been issued and delivered to Lender;

          (y) CERTIFICATE OF AMENDMENT. Agent shall have received evidence from Borrower that the Certificate of Amendment has been filed with the Secretary of State of the State of Delaware; and

          (z) OTHER. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Transactions shall be satisfactory in form and substance to Agent and its counsel.

     8.2 CONDITIONS TO EACH REVOLVING ADVANCE. The agreement of Lenders to make any Revolving Advance requested to be made on any date (including, without limitation, the initial Revolving Advance), is subject to the satisfaction of the following conditions precedent as of the date such Revolving Advance is made:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by Borrower in or pursuant to this Agreement and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date;

          (b) NO DEFAULT. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Revolving Advances requested to be made, on such date; provided, however that Lenders, in their sole discretion, may continue to make Revolving Advances notwithstanding the existence of an Event of Default or Default and that any Revolving Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

          (c) MAXIMUM REVOLVING ADVANCES. In the case of any Revolving Advances requested to be made, after giving effect thereto, the aggregate Revolving Advances shall not exceed the maximum amount of Revolving Advances permitted under Section 2.5 hereof.

     Each request for an Revolving Advance by Borrower hereunder shall constitute a representation and warranty by Borrower as of the date of such Revolving Advance that the conditions contained in this subsection shall have been satisfied.

                         IX. INFORMATION AS TO BORROWER

     Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

     9.1 DISCLOSURE OF MATERIAL MATTERS. Immediately upon learning thereof, report to Agent all matters materially affecting the value, enforceability or collectibility of any portion of the Collateral including, without limitation, Borrower's reclamation or repossession of, or the return to Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

     9.2 SCHEDULES. Deliver to Agent on or before the fifteenth (15th) day of each month as and for the prior month (a) accounts receivable agings, (b) accounts payable schedules and (c) Inventory reports (with respect to subparagraphs (a), (b) and (c) Borrower shall also provide a reconciliation of each report to the general ledger of Borrower) and (d) a Borrowing Base Certificate (which shall be calculated as of the last day of the prior month and which shall not be binding upon Agent or restrictive of Agent's rights under this Agreement). In addition, Borrower will deliver to Agent at such intervals as Agent may require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as Agent may require including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Agent and executed by Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral, and Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's Lien with respect to the Collateral.

     9.3 ENVIRONMENTAL REPORTS. Furnish Agent, concurrently with the delivery of the financial statements referred to in Sections 9.7 and 9.8, with a certificate signed by the President of Borrower stating, to the best of his knowledge, that Borrower is in compliance in all material respects with all federal, state and local laws relating to environmental protection and control and occupational safety and health. To the extent Borrower is not in compliance with the foregoing laws, the certificate shall set forth with specificity all areas of non-compliance and the proposed action Borrower will implement in order to achieve full compliance.

     9.4 LITIGATION. Promptly notify Agent in writing of any litigation, suit or administrative proceeding affecting Borrower, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which in any such case could reasonably be expected to have a Material Adverse Effect on Borrower.

     9.5 MATERIAL OCCURRENCES. Promptly notify Agent in writing upon the occurrence of (a) any Event of Default or Default; (b) any event, development or circumstance whereby any financial statements or other reports furnished to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of Borrower as of the date of such statements; (c) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Code, could subject Borrower to a tax imposed by Section 4971 of the Code; (d) each and every default by Borrower which might result in the acceleration of the maturity of any Indebtedness in excess of $500,000, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (e) any other development in the business or affairs of Borrower which could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action Borrower proposes to take with respect thereto.

     9.6 GOVERNMENT RECEIVABLES. Notify Agent promptly (but in any event no later than the seventh Business Day) if any of its Receivables arise out of contracts between Borrower and the United States, any state, or any department, agency or instrumentality of any of them.

     9.7 ANNUAL FINANCIAL STATEMENTS. Furnish Agent within ninety (90) days after the end of each fiscal year of Borrower, financial statements of Borrower on a consolidating and consolidated basis including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by Borrower and satisfactory to Agent (the "Accountants"). In addition, the reports shall be accompanied by a certificate of Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event, and such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.5, 6.6,
7.6 and 7.11 hereof.

     9.8 MONTHLY FINANCIAL STATEMENTS. Furnish Agent within thirty (30) days after the end of each calendar month, an unaudited balance sheet of Borrower on a consolidated and consolidating basis and unaudited statements of income and stockholders' equity and cash flow of Borrower on a consolidated and consolidating basis reflecting results of operations for such calendar month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and in the aggregate are not material to the business of Borrower. The reports shall be accompanied by a certificate signed by the Chief Financial Officer of Borrower, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such default and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 7.6 and 7.11 hereof. Notwithstanding the foregoing, for any calendar month prior to February 2004, Borrower's obligations under the first sentence of this Section shall be limited to using its reasonable best efforts to deliver the balance sheets and statements or income, stockholders' equity and cash flow required by such sentence.

     9.9 OTHER REPORTS. Furnish Agent as soon as available, but in any event within ten (10) days after the issuance thereof with copies of such financial statements, reports and returns as Borrower shall send to its stockholders.

     9.10 ADDITIONAL INFORMATION. Furnish Agent with such additional information as Agent shall reasonably request in order to enable Agent to determine whether the terms, covenants, provisions and conditions of this Agreement and the Other Documents have been complied with by Borrower including, without limitation and without the necessity of any request by Agent, (a) promptly after Borrower's receipt of such audits and reviews, copies of all environmental audits and reviews, (b) promptly after such openings or closings, notice of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business, and (c) promptly upon Borrower's learning thereof, notice of any labor dispute to which Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which Borrower is a party or by which Borrower is bound.

     9.11 PROJECTED OPERATING BUDGET. Furnish Agent, no later than thirty (30) days prior to the beginning of Borrower's fiscal years commencing with fiscal year 2004, a quarter by quarter projected operating budget and cash flow of Borrower on a consolidated and consolidating basis for such fiscal year (including an income statement for each quarter and a balance sheet at the end of each fiscal quarter), such projections to be accompanied by a certificate signed by the President or Chief Financial Officer of Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

     9.12 VARIANCES FROM OPERATING BUDGET. Furnish Agent, concurrently with the delivery of the financial statements referred to in Section 9.7 and each monthly report, a written report summarizing all material variances from budgets submitted by Borrower pursuant to Section 9.11 and a discussion and analysis by management with respect to such variances.

     9.13 NOTICE OF SUITS,  ADVERSE EVENTS.  Furnish Agent with prompt notice of
(i) any lapse or other termination of any Consent issued to Borrower by any Governmental Body or any other Person that is material to the operation of Borrower's business, (ii) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (iii) copies of any periodic or special reports filed by Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of Borrower, or if copies thereof are requested by Lender, and (iv) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to Borrower.

     9.14 ERISA NOTICES AND REQUESTS. Furnish Agent with immediate written notice in the event that (i) Borrower or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which Borrower or any member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) Borrower or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred together with a written statement describing such transaction and the action which Borrower or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto,
(iii) a funding waiver request has been filed with respect to any Plan together with all communications received by Borrower or any member of the Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which Borrower or any member of the Controlled Group was not previously contributing shall occur, (v) Borrower or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (vi) Borrower or any member of the Controlled Group shall receive any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Code, together with copies of each such letter; (vii) Borrower or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice;
(viii) Borrower or any member of the Controlled Group shall fail to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; (ix) Borrower or any member of the Controlled Group knows that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

     9.15 ADDITIONAL DOCUMENTS. Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

     9.16 INTELLECTUAL PROPERTY REPORTS. Execute and deliver to Agent a written report, in reasonable detail, on an annual basis (starting on January 31, 2004, and thereafter on January 31 of each succeeding year), setting forth each new patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License that Borrower has filed, acquired or otherwise obtained in the preceding calendar year. Borrower authorizes Agent to modify the Intellectual Property Security Agreement by amending Schedules I, II, III and IV thereto (and shall cooperate with Agent in effecting any such amendment) to include any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License which becomes part of the Intellectual Property Collateral (as defined in the Intellectual Property Security Agreement).

     9.17 ANNUAL TAX RETURNS. Furnish Agent with copies of Borrower's federal income tax return (with all forms attached thereto) for the calendar year 2002, and thereafter furnish Agent with copies of Borrower's subsequent federal income tax returns within fifteen (15) days of filing.

                              X. EVENTS OF DEFAULT

     The occurrence of any one or more of the following events shall constitute an "Event of Default":

     10.1 Failure by Borrower to pay any principal or any interest or fees or other amounts (and such failure to pay interest or fees shall continue for a period of five (5) days) on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or Other Document or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein when due or in any Other Document;

     10.2 Any representation or warranty made or deemed made by Borrower in this Agreement or Other Document or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

     10.3 Failure by Borrower to (i) furnish  financial  information when due or
(ii) permit the inspection of its books or records;

     10.4 Issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of Borrower's property;

     10.5 Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant herein contained (other than those listed in subsection 10.1, 10.3 and 10.6), or contained in any Other Documents or any other agreement or arrangement, now or hereafter entered into between Borrower and Agent or any Lender, and the same shall remain unremedied for fifteen (15) days after notice to Borrower from Agent of the occurrence of such failure or neglect;

     10.6 Borrower fails or neglects to perform, keep or observe any term, provision, condition or covenant contained in Sections 4.6, 4.7, 4.9, 4.11(a) through (d) or Article VII;

     10.7 Any judgment or judgments are rendered or judgment liens filed against Borrower for an aggregate amount in excess of $500,000 which within thirty (30) days of such rendering or filing is not either satisfied, stayed or discharged of record;

     10.8 Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property,
(ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors,
(vi) acquiesce to, or fail to have dismissed, within forty-five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or
(vii) take any action for the purpose of effecting any of the foregoing;

     10.9 Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

     10.10 Any Subsidiary of Borrower shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within forty-five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

     10.11  Any  change  in  Borrower's   condition  or  affairs  (financial  or
otherwise) which in Agent's opinion has a Material Adverse Effect on Borrower;

     10.12 Any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest, other than Permitted Encumbrances;

     10.13 A default of the obligations of Borrower under any other agreement to which it is a party shall occur which default is reasonably likely to have a Material Adverse Effect on Borrower and which default is not cured within any applicable grace period or any default in connection with any Indebtedness of Borrower with any aggregate principal amount in excess of $1,000,000;

     10.14 Any Change of Control shall occur;

     10.15 Any material provision of this Agreement shall, for any reason, cease to be valid and binding on Borrower, or Borrower shall so claim in writing to Agent;

     10.16 (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any license, permit, patent trademark or tradename of Borrower, the continuation of which is material to the continuation of Borrower's business, or (B) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, trademark, tradename or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or (c) schedule or conduct a hearing on the renewal of any license, permit, trademark, tradename or patent necessary for the continuation of Borrower's business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material, adverse modification of such license, permit, trademark, tradename or patent; (ii) any agreement which is necessary or material to the operation of Borrower's business shall be revoked or terminated and not replaced by a substitute acceptable to Agent within thirty
(30) days after the date of such revocation or termination, and such revocation or termination and non-replacement would reasonably be expected to have a Material Adverse Effect on Borrower;

     10.17 Any material portion of the Collateral shall be seized or taken by a Governmental Body, or Borrower or the title and rights of Borrower of any material portion of the Collateral shall have become the subject matter of litigation which might, in the opinion of Agent, upon final determination, result in impairment or loss of the security provided by this Agreement or the Other Documents;

     10.18 The operations of Borrower's manufacturing facility are interrupted at any time for more than 24 hours during any period of 30 consecutive days, unless Borrower shall (i) be entitled to receive for such period of interruption, proceeds of business interruption insurance sufficient to assure that it will be able to meet its per diem cash needs during such period in an amount at least equal to its average per diem cash needs for the consecutive three-month period immediately preceding the initial date of interruption and
(ii) receive such proceeds in the amount described in clause (i) preceding not later than thirty (30) days following the initial date of any such interruption; provided, however, that notwithstanding the provisions of clauses (i) and (ii) of this section, an Event of Default shall be deemed to have occurred if Borrower shall be receiving the proceeds of business interruption insurance for a period of thirty (30) consecutive days;

     10.19 An event or condition specified in Sections 7.16 or 9.14 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any member of the Controlled Group shall incur, or in the opinion of Agent be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of Agent, would have a Material Adverse Effect on Borrower; or

     10.20 Any default or "Event of Default" shall occur under any of the EXIM Bank Agreements and shall remain uncured after the expiration of any applicable cure period; or

     10.21 Borrower shall fail to file the Certificate of Amendment as set forth in Section 6.12.

                 XI. LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT

     11.1 RIGHTS AND REMEDIES. Upon the occurrence of (i) an Event of Default pursuant to Section 10.8 all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Revolving Advances shall be deemed terminated; (ii) a filing of a petition against Borrower in any involuntary case under any state or federal bankruptcy laws, the obligation of Lenders to make Revolving Advances hereunder shall be terminated other than as may be required by an appropriate order of the bankruptcy court having jurisdiction over Borrower; or (iii) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Required Lenders all Obligations shall be immediately due and payable and Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Revolving Advances. Upon the occurrence of any Event of Default, Agent shall have the right to exercise any and all other rights and remedies provided for herein, under the UCC and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Agent may enter Borrower's premises or other premises without legal process and without incurring liability to Borrower therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require Borrower to make the Collateral available to Agent at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrower at least five (5) days prior to such sale or sales is reasonable notification. At any public sale Agent or any Lender may bid for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by Borrower. In connection with the exercise of the foregoing remedies, Agent is granted permission to use all of Borrower's trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (a) Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied as provided in Section 11.5 hereof. If any deficiency shall arise, Borrower shall remain liable to Agent and Lenders therefor.

     11.2 AGENT'S DISCRETION. Agent shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder.

     11.3 SETOFF. In addition to any other rights which Agent or any Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, Agent and such Lender shall have a right to apply Borrower's property held by Agent and such Lender to reduce the Obligations.

     11.4 RIGHTS AND REMEDIES NOT EXCLUSIVE. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

     11.5 ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT. Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by Agent on account of the Obligations or any other amounts outstanding under any of the Other Documents or in respect of the Collateral may, at Agent's discretion, be paid over or delivered as follows:

     FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of Agent in connection with enforcing the rights of Lenders under this Agreement and the Other Documents and any protective advances made by Agent with respect to the Collateral under or pursuant to the terms of this Document;

     SECOND, to payment of any fees owed to Agent;

     THIRD, to the payment of all of the Obligations consisting of accrued fees and interest;

     FOURTH, to the payment of the outstanding principal amount of the Obligations (including the payment or cash collateralization of the outstanding Letters of Credit) in such order and priority as Agent shall determine in its sole discretion;

     FIFTH, to all other Obligations and other obligations which shall have become due and payable under the Other Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FOURTH" above;

     SIXTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of Lenders shall receive (so long as it is not a Defaulting Lender) an amount equal to its pro rata share (based on the proportion that the then outstanding Revolving Advances held by such Lender bears to the aggregate then outstanding Revolving Advances) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by Agent in a cash collateral account and applied (A) first, to reimburse the Issuer from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this
Section 11.5.

                     XII. WAIVERS AND JUDICIAL PROCEEDINGS

     12.1 WAIVER OF NOTICE. Borrower hereby waives notice of non-payment of any of the Obligations and Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

     12.2 DELAY. No delay or omission on Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

     12.3 JURY WAIVER. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                      XIII. EFFECTIVE DATE AND TERMINATION

     13.1 TERM. Unless sooner terminated as herein provided, this Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until November 30, 2005 (the "Termination Date"), subject to the provisions of
Section 2.14(c) herein. Borrower may terminate this Agreement at any time upon ninety (90) days' prior written notice upon payment in full of the Obligations and any applicable prepayment fees set forth in Section 2.14 herein.

     13.2 TERMINATION. The termination of this Agreement shall not affect Borrower's, Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to Agent and Lenders hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's Account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Borrower have been paid or performed in full after the termination of this Agreement or Borrower has furnished Agent and Lenders with an indemnification satisfactory to Agent and Lenders with respect thereto. Accordingly, Borrower waives any rights which it may have under the UCC to demand the filing of termination statements with respect to the Collateral, and Agent shall not be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are paid or performed in full.

                              XIV. REGARDING AGENT

     14.1 APPOINTMENT. Each Lender hereby designates PNC to act as Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in Section 3.2(b)), charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the ratable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement (including without limitation, collection of the Revolving Credit Notes) Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the Other Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

     14.2 NATURE OF DUTIES. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents. Neither Agent nor any of its officers, directors, employees or agents shall be
(i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct, or (ii) responsible in any manner for any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of Borrower to perform its obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of Borrower. The duties of Agent as respects the Revolving Advances to Borrower shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement except as expressly set forth herein.

     14.3 LACK OF RELIANCE ON AGENT AND RESIGNATION. Independently and without reliance upon Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Borrower in connection with the making and the continuance of the Revolving Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of Borrower. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Revolving Advances or at any time or times thereafter except as shall be provided by Borrower pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Other Document, or of the financial condition of Borrower, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Revolving Credit Notes, the Other Documents or the financial condition of Borrower, or the existence of any Event of Default or any Default.

     Agent may resign upon one hundred twenty (120) days' written notice to each of Lenders and Borrower and upon such resignation, the Required Lenders will promptly designate a successor Agent reasonably satisfactory to Borrower. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with Lender and Borrower, a successor agent from among Lenders.

     Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent's resignation as Agent, the provisions of this Article XIV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     14.4 CERTAIN RIGHTS OF AGENT. If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

     14.5 RELIANCE. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

     14.6 NOTICE OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless Agent has received notice from a Lender or a Borrower referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required
Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

     14.7 INDEMNIFICATION. To the extent Agent is not reimbursed and indemnified by Borrower, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the Revolving Advances (or, if no Revolving Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Document; provided that, Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross (not mere) negligence or willful misconduct. For purposes of this Section 14.7 only, EGI agrees to be jointly and severally liable with each Lender to Agent for any amounts owed to Agent by each Lender under this Section 14.7.

     14.8 AGENT IN ITS INDIVIDUAL CAPACITY. With respect to the obligation of Agent to lend under this Agreement, the Revolving Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may engage in business with Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

     14.9 DELIVERY OF DOCUMENTS. To the extent Agent receives financial statements required under Sections 9.7, 9.8, 9.11, 9.12 and a Borrowing Base Certificate from Borrower pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

     14.10 BORROWER'S UNDERTAKING TO AGENT. Without prejudice to its obligations to Lenders under the other provisions of this Agreement, Borrower hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the relevant Borrower's obligations to make payments for the account of Lenders or the relevant one or more of them pursuant to this Agreement.

     14.11 AMENDMENT OF ARTICLE 14. Borrower agrees that the foregoing provisions of this Article XIV constitute an agreement among Agent and Lenders (and Agent and Lenders acknowledge that except for the provisions of Sections
14.3 and 14.10, Borrower is not a party to or bound by such foregoing provisions) and that any and all of the provisions of this Article XIV, with the exception of the reasonable approval of Borrower as may be required under
Section 14.3 hereto, may be amended at any time by Lenders without the consent or approval of, or notice to, Borrower (other than the requirement of notice to Borrower of the resignation of Agent and the appointment of a successor Agent).

     14.12 AGENT'S DUTIES RELATING TO EXIM BANK AGREEMENTS. Agent shall at all times perform all of its obligations under the EXIM Bank Agreements and shall take any and all actions as may be necessary or appropriate to ensure full compliance thereunder. Agent shall not amend or modify any of the EXIM Bank Agreements or any documents related thereto without the prior written consent of Lenders.

                               XV. MISCELLANEOUS

     15.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law). Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Borrower at its address set forth in Section 15.7 and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Borrower against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York.

     15.2 ENTIRE UNDERSTANDING.

          (a) This Agreement and the documents executed concurrently herewith contain the entire understanding between Borrower, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by Borrower's, Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

          (b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and Borrower may, subject to the provisions of this
     Section 15.2(b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by Borrower, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Borrower thereunder or the conditions, provisions or terms thereof of waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, without the consent of all Lenders:

               (i) increase the Commitment Percentage, Maximum Revolving Advance Amount or maximum dollar commitment of any Lender.

               (ii) extend the maturity of any Revolving Credit Notes or the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrower to Lenders pursuant to this Agreement.

               (iii) alter the definition of the term Required Lenders or alter, amend or modify this Section 15.2(b).

               (iv) release any Collateral during any calendar year (other than in accordance with the provisions of this Agreement) having an aggregate value in excess of $1,000,000.

               (v) change the rights and duties of Agent.

               (vi) permit any Revolving Advance to be made if after giving effect thereto (aa) the total of Export-Related Revolving Advances outstanding hereunder would exceed the Export-Related Formula Amount for more than thirty (30) consecutive Business Days or exceed one hundred and ten percent (110%) of the Export-Related Formula Amount or
          (bb) the total of Non-Guaranteed Revolving Advances outstanding hereunder would exceed the Non-Guaranteed Formula Amount for more than thirty (30) consecutive Business Days or exceed one hundred and ten percent (110%) the Non-Guaranteed Formula Amount.

               (vii) increase the Non-EXIM Receivables Advance Rate or the Advance Rates above the rates in effect on the Closing Date.

               (viii) release of any guaranties.

     Any such supplemental agreement shall apply equally to each Lender and shall be binding upon Borrower, Lenders and Agent and all future holders of the Obligations. In the case of any waiver, Borrower, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

     In the event that Agent  requests the consent of a Lender  pursuant to this
Section 15.2 and such Lender shall not respond or reply to Agent in writing within ten (10) days of delivery of such request, such Lender shall be deemed to have disapproved of such matter that was the subject of the request.

     Notwithstanding the foregoing, Agent may voluntarily permit the outstanding Export-Related Revolving Advances at any time to exceed the Export-Related Formula Amount by up to one hundred and five percent (105%) of the Export-Related Formula Amount, provided that (i) the aggregate amount of any such permitted overadvance (each, a "Permitted Overadvance") does not exceed five percent (5%) of the Maximum Export-Related Revolving Advance Amount, (ii) the aggregate amount of all Export-Related Revolving Advances including Permitted Overadvances does not exceed the Maximum Export-Related Revolving Advance Amount, and (iii) such Permitted Overadvances are not outstanding for more than ninety (90) consecutive days. For purposes of the preceding sentence, the discretion granted to Agent hereunder shall not preclude involuntary overadvances that may result from time to time due to the fact that the Export-Related Formula Amount was unintentionally exceeded for any reason, including, but not limited to, Collateral previously deemed to be either
"Eligible Receivables" or "Eligible Inventory", as applicable, becomes ineligible, collections of Receivables applied to reduce outstanding Revolving Advances are thereafter returned for insufficient funds or overadvances are made to protect or preserve the Collateral. In the event Agent involuntarily permits the outstanding Export-Related Revolving Advances to exceed the Export-Related Formula Amount by more than five percent (5%), Agent shall endeavor to have Borrower decrease such excess in as expeditious a manner as is practicable under the circumstances and not inconsistent with the reason for such excess.

     15.3 SUCCESSORS AND ASSIGNS; PARTICIPATIONS; NEW LENDERS.

          (a) This Agreement shall be binding upon and inure to the benefit of Borrower, Agent, each Lender, all future holders of the Obligations and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.

          (b) Borrower acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Revolving Advances to other Persons (each such transferee or purchaser of a participating interest, a "Transferee"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Revolving Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof provided that Borrower shall not be required to pay to any Transferee more than the amount which it would have been required to pay to Lender which granted an interest in its Revolving Advances or other Obligations payable hereunder to such Transferee had such Lender retained such interest in the Revolving Advances hereunder or other Obligations payable hereunder and in no event shall Borrower be required to pay any such amount arising from the same circumstances and with respect to the same Revolving Advances or other Obligations payable hereunder to both such Lender and such Transferee. Borrower hereby grants to any Transferee a continuing security interest in any deposits, moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Revolving Advances.

          (c) Subject to compliance with the following paragraph, any Lender may with the consent of Agent which shall not be unreasonably withheld or delayed sell, assign or transfer (an "Assignment") all or any part of its rights under this Agreement and the Other Documents to one or more Persons who may commit to make Revolving Advances hereunder (each a "Purchasing Lender"), in minimum amounts of not less than $500,000, pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrower hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrower shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

          Prior to making any Assignment, the assigning Lender shall first offer in writing (an "ROFO Notice") to make such Assignment to Borrower (or to one or more Persons designated by Borrower and approved by Agent which approval shall not be unreasonably withheld or delayed) upon the same terms and conditions offered to the proposed Purchasing Lender, which notice shall identify the proposed Purchasing Lender. Borrower shall have two (2) Business Days (the "Acceptance Period") in which to accept such offer by written notice to Agent and the assigning Lender and such Assignment shall be completed on the fourth (4th) Business Day (the "ROFO Closing Date") following the delivery of the ROFO Notice in accordance with the preceding paragraph as if Borrower or the Person or Persons designated by Borrower were the Purchasing Lender. Upon the failure of Borrower to accept such offer within the Acceptance Period or the failure of Borrower or the Person or Persons designated by Borrower to consummate the Assignment on the ROFO Closing Date, Borrower shall have no further rights with respect to such Assignment and the assigning Lender shall be entitled to complete the Assignment to the proposed Purchasing Lender within 30 days following the ROFO Closing Date.

          (d) Agent shall maintain at its address a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Revolving Advances owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Revolving Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $3,500 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

          (e) Borrower authorizes each Lender to disclose to any Transferee or Purchasing Lender and any prospective Transferee or Purchasing Lender any and all financial information in such Lender's possession concerning Borrower which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement or in connection with such Lender's credit evaluation of Borrower so long as such Transferee or Purchasing Lender (or prospective Transferee or Purchasing Lender) agrees in writing to keep such information confidential, in accordance with its customary procedures for handling confidential information of the same nature and in accordance with safe and sound lending practices.

          (f) Each Lender authorizes Agent to transmit a borrowing request of Borrower to Lenders electronically.

     15.4 WAIVER OF SUBROGATION. Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which Borrower may now or hereafter have against any other Person directly or contingently liable for the Obligations hereunder, arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Obligations.

     15.5 APPLICATION OF PAYMENTS. Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations, provided that any such application is done in strict compliance with the terms set forth in the EXIM Bank Agreements. To the extent that Borrower makes a payment or Agent or any Lender receives any payment or proceeds of the Collateral for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

     15.6 INDEMNITY. Borrower shall indemnify Agent, each Lender and each of their respective officers, directors, Affiliates, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any govern mental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct of the party being indemnified.

     15.7 NOTICE. Any notice, request, demand, direction or other communication (for purposes of this Section 15.7 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 15.7) in accordance with this Section 15.7. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth below or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 15.7. Any Notice shall be effective:

          (a) In the case of hand-delivery, when delivered;

          (b) If given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

          (c) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

          (d) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

          (e) In the case of electronic transmission, when actually received;

          (f) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 15.7; and

          (g) If given by any other means (including by overnight courier), when actually received. Any Lender giving a Notice to another entity party to this Agreement shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Lenders of its receipt of such Notice.

         (A)      If to Agent or                              PNC Bank, National Association
                  PNC at:                                     Two Tower Center Boulevard
                                                              East Brunswick, New Jersey 08816
                                                              Attention:  Patrick McConnell
                                                              Telephone:  (646) 497-0309
                                                              Telecopier: (646) 497-0324

                  And                                         PNC Agency Services
                                                              PNC Firstside Center
                                                              500 First Avenue, 4th Floor
                                                              Pittsburgh, PA 15219
                                                              Attention: Lisa Pierce
                                                              Telephone:  (412) 762-6442
                                                              Telecopier: (412) 762-8672

                  with a copy to:                             Wilentz, Goldman & Spitzer
                                                              90 Woodbridge Center Drive
                                                              Woodbridge, NJ  07095
                                                              Attention:  Stuart A. Hoberman
                                                              Telephone:  (732) 855-6052
                                                              Telecopier:  (732) 855-6117

         (B)      If to Lender or EGI at:                     RVSI Investors, L.L.C.
                                                              c/o EGI-Fund (02-04) Investors, L.L.C.
                                                              Two North Riverside Plaza, Suite 600
                                                              Chicago, Illinois 60606
                                                              Attention:  Mark Radzik
                                                              Telephone:  (312) 466-3734
                                                              Telecopier:  (312) 454-9678

                  with a copy to Lender's counsel:            Piper Rudnick LLP
                                                              203 North LaSalle Street, Suite 1800
                                                              Chicago, Illinois 60601
                                                              Attention:  James M. Phipps. Esq.
                                                              Telephone:  (312) 368-4088
                                                              Telecopier:  (312) 251-5735

         (C)      If to Borrower, at:                         Robotic Vision Systems, Inc.
                                                              486 Amherst Street
                                                              Nashua, New Hampshire 03063
                                                              Attention:  Chief Financial Officer
                                                              Telephone:  (603) 598-8400
                                                              Telecopier:  (603) 577-5933

                  with a copy to:                             Sonnenschein Nath & Rosenthal LLP
                                                              1221 Avenue of the Americas, 24th Floor
                                                              New York, New York 10020
                                                              Attention:  Dan L. Rosenbaum, Esq.
                                                              Telephone:  (212) 768-6700
                                                              Telecopier:  (212) 768-6800

     15.8 SURVIVAL. The obligations of Borrower under Sections 3.5, 3.6, 4.19(h), and 15.6 shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

     15.9 SEVERABILITY. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

     15.10 EXPENSES. All costs and expenses including, without limitation, reasonable attorneys' fees (including the allocated costs of in house counsel) and disbursements incurred by (A) Agent or Agent on behalf of Lenders, or Lenders (a) in connection with the entering into, modification, amendment and administration of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (b) in connection with any advice given to Agent with respect to its rights and obligations under this Agreement and all related agreements, or (B) Agent, Agent on behalf of Lenders, or Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) in instituting, maintaining, preserving, enforcing and foreclosing on Agent's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (c) in defending or prosecuting any actions or proceedings arising out of or relating to Agent's or any Lender's transactions with Borrower, in each case may be charged to Borrower's Account and shall be part of the Obligations.

     15.11 INJUNCTIVE RELIEF. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lenders; therefore, Agent, if Agent so requests, shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

     15.12 CONSEQUENTIAL DAMAGES. Neither Agent nor any Lender, nor any agent or attorney for any of them, shall be liable to Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

     15.13 CAPTIONS. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

     15.14 COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     15.15 CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

     15.16 CONFIDENTIALITY; SHARING INFORMATION.

          (a) Agent, each Lender and each Transferee shall hold all non-public information obtained by Agent, such Lender or such Transferee pursuant to the requirements of this Agreement in accordance with Agent's, such Lender's and such Transferee's customary procedures for handling confidential information of this nature; provided, however, Agent, each Lender and each Transferee may disclose such confidential information (a) to its examiners, affiliates, outside auditors, counsel and other professional advisors, (b) to Agent, any Lender or to any prospective Transferees and Purchasing Lenders, and (c) as required or requested by any Governmental Body or representative thereof or pursuant to legal process; provided, further that (i) unless specifically prohibited by applicable law or court order, Agent, each Lender and each Transferee shall use its best efforts prior to disclosure thereof, to notify the applicable Borrower of the applicable request for disclosure of such non-public information (A) by a Governmental Body or representative thereof (other than any such request in connection with an examination of the financial condition of a Lender or a Transferee by such Governmental Body) or (B) pursuant to legal process and (ii) in no event shall Agent, any Lender or any Transferee be obligated to return any materials furnished by Borrower other than those documents and instruments in possession of Agent or any Lender in order to perfect its Lien on the Collateral once the Obligations have been paid in full and this Agreement has been terminated.

          (b) Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and Borrower hereby authorizes each Lender to share any information delivered to such Lender by Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provision of Section 15.16 as if it were a Lender hereunder. Such authorization shall survive the repayment of the other Obligations and the termination of the Loan Agreement.

     Notwithstanding anything herein to the contrary, the information subject to this Section 15.16 shall not include, and Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Revolving Advances, Letters of Credit and transactions contemplated hereby.

     15.17 PUBLICITY. Borrower and each Lender hereby authorizes Agent to make appropriate announcements of the financial arrangement entered into among Borrower, Agent and Lenders, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as Agent shall in its sole and absolute discretion deem appropriate.

     15.18 EXIM BANK BORROWER AGREEMENT. Borrower agrees and acknowledges that to the extent any provision of this Agreement is inconsistent with any provision of the EXIM Bank Borrower Agreement, the stricter of the two inconsistent provisions shall control.

     15.19 PLEDGE AGREEMENT. Borrower agrees and acknowledges that to the extent any provision of this Agreement is inconsistent with any provision of the Pledge Agreement or the Foreign Subsidiary Pledge Agreement, as applicable, the stricter of the two inconsistent provisions shall control.

     15.20 ANTI-TERRORISM LAWS.

          (a) None of the parties to this Agreement or any Affiliate thereof, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

          (b) None of the parties to this Agreement, or any Affiliate thereof, or their respective agents acting or benefiting in any capacity in connection with the Revolving Advances, Letters of Credit or other transactions hereunder, is any of the following (each a "Blocked Person"):

               (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

               (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

               (iii) a Person or entity with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

               (iv) a Person or entity that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order No. 13224;

               (v) a Person or entity that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or

               (vi) a person or entity who is affiliated or associated with a person or entity listed above.

          (c) No party to this Agreement or to the knowledge of any such party, any of its agents acting in any capacity in connection with the Revolving Advances, Letters of Credit or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

          (d) The parties to this Agreement and their respective Affiliates and agents shall not (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law. Borrower shall deliver to Agent and Lenders any certification or other evidence requested from time to time by Agent or any Lender in their respective discretion, confirming Borrower's compliance with this Section 15.20.

     15.21 NO RELIANCE ON AGENT'S CUSTOMER IDENTIFICATION PROGRAM. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR
103.121 (as hereafter amended or replaced, the "CIP Regulations"), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the parties to this Agreement, their Affiliates or their agents, the Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or
(5) other procedures required under the CIP Regulations or such other laws.

     15.22 CERTIFICATIONS FROM LENDERS AND PARTICIPANTS REGARDING USA PATRIOT ACT. Each Lender or assignee or participant of a Lender that is not incorporated or organized as a limited liability company under the laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United states or foreign county, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to Agent the certification, or, if applicable, recertification, certifying that such Lender is not a "shell" and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (1) within 10 days after the Closing Date, and (2) at such other times as are required under the USA Patriot Act.

     15.23 TAX SHELTER REGULATIONS. None of the parties to this Agreement intends to treat the Revolving Advances and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any of the parties to this Agreement determines to take any action inconsistent with such intention, Borrower will promptly (1) notify Agent thereof, and (2) deliver to Agent a duly completed copy of IRS Form 8886 or any successor form. If Borrower so notifies Agent, Borrower acknowledges that one or more of the Lenders may treat its Revolving Advances and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

     15.24 TAX SHELTER PROVISIONS. Promptly after any of the parties to this Agreement determines that it intends to treat any of the Revolving Advances, Letters of Credit or related transactions as being a "reportable transaction" as provided in Section 15.23, such party will furnish:

               (i) a written notice of such intention to Agent; and

               (ii) a duly completed copy of IRS Form 8886 or any successor form.


                            (SIGNATURE PAGE FOLLOWS)

Each of the parties has signed this Agreement as of the day and year first above written.

                                    BORROWER:

                                    ROBOTIC VISION SYSTEMS, INC.


                                    By:
                                    Name:
                                    Title:


                                    AGENT:

                                    PNC BANK, NATIONAL ASSOCIATION, as Agent


                                    By:
                                    Name:
                                    Title:


COMMITMENT:                         LENDER:

100%                                RVSI INVESTORS, L.L.C., as Lender


                                    By:      EGI-FUND (02-04) INVESTORS, L.L.C.,
                                             its Managing Member

                                             By:
                                             Name:
                                             Title:

                                     JOINDER

     The undersigned executes this Agreement below in its individual capacity solely for the purpose of agreeing to be bound by the provisions set forth in
Section 14.7 of the Agreement.



EGI-FUND (02-04) INVESTORS, L.L.C.,
a Delaware limited
liability company

By:
Name:
Title: